UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10473

                     Advantage Advisers Multi Sector Fund I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                           200 Park Avenue, 24th Floor
                               New York, NY 10166
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Thomas A. DeCapo
                    Skadden, Arps, Slate, Meagher & From LLP
                                One Beacon Street
                                Boston, MA 02109
               --------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 212-667-4225

                   Date of fiscal year end: September 30, 2004

                  Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.


November 12, 2004

Dear Fund Shareholder:

Enclosed is our audited financial statements for the fiscal year ended September 30, 2004. As of that date, the Fund had approximately 1,700 investors and, as reflected in the financials, net assets in excess of $115 million.

We appreciate your continued investment and look forward to a long mutually beneficial relationship.

                                       Sincerely,

                                       /s/ Bryan McKigney
                                       ------------------
                                       Bryan McKigney
                                       President

                     Advantage Advisers Multi-Sector Fund I

                              Financial Statements

                                   Year Ended
                               September 30, 2004

                                    Contents

Report of Independent Registered Public Accounting Firm ...................   1
Statement of Assets and Liabilities .......................................   2
Statement of Operations ...................................................   3
Statements of Changes in Net Assets .......................................   4
Notes to Financial Statements .............................................   5
Schedule of Portfolio Investments .........................................  15
Schedule of Securities Sold, Not Yet Purchased ............................  25
Schedule of Written Options ...............................................  32
Supplemental Information (Unaudited) ......................................  33

            Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Advantage Advisers Multi-Sector Fund I

We have audited the accompanying statement of assets and liabilities of Advantage Advisers Multi-Sector Fund I (the "Fund"), including the schedules of portfolio investments, securities sold, not yet purchased and written options, as of September 30, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advantage Advisers Multi-Sector Fund I at September 30, 2004, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                        [LOGO] Ernst & Young LLP

New York, New York
November 12, 2004

                    Advantage Advisers Multi-Sector Fund I

                      Statement of Assets and Liabilities

                                                                                           September 30, 2004
                                                                                          -------------------
Assets
Investments in securities, at market value (cost -- $99,484,117) .........................    $101,043,889
Cash and cash equivalents ................................................................      23,663,173
Due from broker ..........................................................................      28,651,859
Receivable for investment securities sold ................................................       2,630,285
Receivable for Fund shares sold ..........................................................         316,276
Interest receivable ......................................................................          71,514
Dividends receivable .....................................................................          28,079
Other assets .............................................................................          34,507
                                                                                              ------------
   Total assets ..........................................................................     156,439,582
                                                                                              ------------
Liabilities
Securities sold, not yet purchased, at market (proceeds -- $33,970,528) ..................      34,658,549
Options written, at market value (premiums -- $191,829) ..................................         439,975
Payable for investment securities purchased ..............................................       3,586,215
Accrued incentive fees ...................................................................         754,780
Advisory fee payable .....................................................................         182,265
Custody fees payable .....................................................................          50,418
Dividends payable on securities sold, not yet purchased ..................................          30,800
Administration fees payable ..............................................................          23,457
Accrued expenses .........................................................................         857,464
                                                                                              ------------
   Total liabilities .....................................................................      40,583,923
                                                                                              ------------
    Net Assets ...........................................................................    $115,855,659
                                                                                              ============
Net assets
Represented by:
Shares of beneficial interest -- $0.001 par value; unlimited shares authorized; 4,741,608
 shares issued and outstanding ...........................................................    $      4,742
Additional paid-in-capital ...............................................................     112,004,228
Accumulated net investment loss ..........................................................         (20,000)
Accumulated net realized gain from investment transactions ...............................       3,243,084
Net unrealized appreciation of investments ...............................................         623,605
                                                                                              ------------
    Net Assets ...........................................................................    $115,855,659
                                                                                              ============
Net asset value per share ................................................................    $      24.43
                                                                                              ============

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                            Statement of Operations

                                                                                  Year Ended
                                                                              September 30, 2004
                                                                             -------------------
Investment Income
 Dividends (net of foreign withholding tax of $6,741) ........................    $   710,866
 Interest ....................................................................        461,413
                                                                                  -----------
    Total investment income ..................................................      1,172,279
                                                                                  -----------
Expenses
 Advisory fees ...............................................................      1,670,454
 Incentive fees ..............................................................        754,780
 Legal fees ..................................................................        465,326
 Dividends on securities sold, not yet purchased .............................        373,173
 Shareholder servicing fees ..................................................        320,261
 Stock loan interest expense .................................................        271,374
 Custody fees ................................................................        249,501
 Audit and tax fees ..........................................................        204,500
 Administration fees .........................................................        154,621
 Transfer agent fees .........................................................        116,653
 Printing fees ...............................................................        113,738
 Insurance ...................................................................         69,690
 Trustees' fees ..............................................................         50,712
 Registration expense ........................................................         29,169
 Miscellaneous expense .......................................................         31,017
                                                                                  -----------
    Total expenses ...........................................................      4,874,969
                                                                                  -----------
   Net investment loss .......................................................     (3,702,690)
                                                                                  -----------
Realized gain (loss) and unrealized depreciation from investment activities
 Realized gain (loss) from investment activities
   Investment securities .....................................................     14,274,456
   Purchased options .........................................................     (2,370,045)
   Securities sold, not yet purchased ........................................     (2,006,909)
   Written options ...........................................................        178,307
                                                                                  -----------
    Net realized gain from investment activities .............................     10,075,809
    Net change in unrealized depreciation of investments .....................     (8,803,187)
                                                                                  -----------
    Net realized and unrealized gain from investment activities ..............      1,272,622
                                                                                  -----------
    Decrease in net assets resulting from operations .........................    $(2,430,068)
                                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                      Statements of Changes in Net Assets

                                                                      Year Ended             Year Ended
                                                                  September 30, 2004     September 30, 2003
                                                                 --------------------   -------------------
From operations:
 Net investment loss ...........................................    $  (3,702,690)         $  (5,203,440)
 Net realized gain from investment activities ..................       10,075,809             10,172,201
 Net change in unrealized appreciation (depreciation)
   of investments ..............................................       (8,803,187)            12,985,682
                                                                    -------------          -------------
   Increase (decrease) in net assets resulting from
    operations .................................................       (2,430,068)            17,954,443
                                                                    -------------          -------------
Distributions to shareholders:
 Realized short-term capital gains ($1.1694 per share) .........       (5,722,292)                    --
 Realized long-term capital gains ($0.0006 per share) ..........           (2,939)                    --
                                                                    -------------          -------------
   Net decrease in net assets resulting
    from distributions to shareholders .........................       (5,725,231)                    --
                                                                    -------------          -------------
From beneficial interest transactions:
 Net proceeds from sale of shares ..............................       28,229,440             30,794,422
 Reinvestment of distributions .................................        5,508,348                     --
 Cost of shares repurchased ....................................      (32,475,515)           (18,793,330)
                                                                    -------------          -------------
   Net increase in net assets from beneficial
    interest transactions ......................................        1,262,273             12,001,092
                                                                    -------------          -------------
   Net increase (decrease) in net assets .......................       (6,893,026)            29,955,535
                                                                    -------------          -------------
   Net assets at beginning of year .............................      122,748,685             92,793,150
                                                                    -------------          -------------
   Net assets at end of year ...................................    $ 115,855,659          $ 122,748,685
                                                                    =============          =============

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I
              Notes to Financial Statements -- September 30, 2004

1.  Organization

    Advantage Advisers Multi-Sector Fund I (the "Fund") was organized in the State of Delaware on August 14, 2001 and is registered as a closed-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund commenced operations on March 27, 2002. Advantage Advisers, L.L.C. (the "Investment Adviser"), a Delaware limited liability company ultimately controlled by Oppenheimer Asset Management Inc. ("OAM"), is responsible for the Fund's investment activities pursuant to an investment advisory agreement with the Fund. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as trustees of the Fund (collectively the "Board" and each member a "Trustee").

    The Fund's investment objective is to seek capital appreciation while managing risk through the use of a multi-strategy hedged equity investment program. The term "hedged equity," when used in this context, means the use by the Sub-Investment Advisers (as defined below) of long and short positions in equity securities and other securities having equity characteristics, put and call options, and other special investment techniques including the use of swaps, swaptions, forward contracts, security index options and leverage in order to maximize the potential for capital appreciation and to attempt to preserve capital and, where possible, to profit from adverse or volatile market conditions. The Fund intends to pursue this objective by investing primarily in securities of issuers in three sectors, which are banking/financial services, healthcare/biotechnology and technology. Until otherwise determined by the Fund's Board, the Fund will pursue its investment program by allocating its net assets among three separate investment accounts (each, a "Separate Investment Account"). Each Separate Investment Account will be managed by one or more investment professionals associated with various investment management firms (each, a "Sub-Investment Adviser").

    The Fund is authorized to issue an unlimited number of shares of beneficial interest ("the shares") at $0.001 par value. Shares are made available through Oppenheimer & Co. Inc. ("Oppenheimer") as principal distributor, on a best efforts basis, subject to various conditions. The minimum initial investment is $25,000. Investors will be subject to a sales charge of up to 5.00% of the offering price, subject to volume discounts. For the year ended September 30, 2004, Oppenheimer received $395,062 from sales charges. Sales charges may be waived for fee based accounts. On a daily basis, the Fund makes additional sales of its shares at their net asset value plus applicable sales charges, to investors who are qualified to invest in the Fund (i.e., "qualified clients" as defined in Rule 205-3 under the Investment Advisers Act of 1940). The minimum additional investment is $1,000 for investors that are shareholders of the Fund and will include the applicable sales charges. To provide investors with a degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% to 25% of the Fund's outstanding shares at the Board's discretion. The Fund has repurchased, and presently intends to continue to repurchase, 5% of its outstanding shares during each of the first three calendar quarters of each year and 25% of its outstanding shares during the last calendar quarter.

    The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. The Board has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business, other than the Fund's fundamental investment policies, which can only be changed by a vote of the shareholders. The

                    Advantage Advisers Multi-Sector Fund I
        Notes to Financial Statements -- September 30, 2004 (continued)

1.  Organization (continued)

    Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus.

2.  Significant Accounting Policies

    The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

    a. Portfolio Valuation

    Securities and commodities transactions, including related revenue and expenses, are recorded on a trade-date basis. Dividends are recorded on the ex-dividend date, net of foreign withholding tax. Interest income and expense are recorded on the accrual basis.

    The Fund amortizes premium and accretes discount on bonds using the effective yield method.

    The value of the net assets of the Fund will be determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures summarized below under the supervision of the Board.

    Domestic exchange traded securities (other than options and those securities traded on NASDAQ) are valued at their last sale prices as reported on the exchanges where those securities are traded. NASDAQ listed securities are valued at the NASDAQ official closing price. If no sales of those securities are reported on a particular day, the securities will be valued based upon their bid prices for securities held long, or their ask prices for securities sold, not yet purchased as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices for securities held long or ask prices for securities sold, not yet purchased as reported by that exchange. Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold, not yet purchased) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board.

    Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional size trading units. The Investment Adviser will monitor the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

                    Advantage Advisers Multi-Sector Fund I
        Notes to Financial Statements -- September 30, 2004 (continued)

2.  Significant Accounting Policies (continued)

    a. Portfolio Valuation (continued)

    If in the view of the Investment Adviser, the bid price of a listed option or debt security (or ask price in the case of any such securities sold, not yet purchased) does not fairly reflect the market value of the security, the Investment Adviser may value the security at fair value in good faith and under the supervision of the Board. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by the Investment Adviser or under the supervision of the Board.

    Fair value, shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of the Investment Adviser with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by the Investment Adviser and the valuation method used by the Investment Adviser with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of the Investment Adviser; and (vii) the liquidity or illiquidity of the market for the security or other investment.

    b. Cash Equivalents

    The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2004, $23,663,173 in cash equivalents were held at PNC Bank in an interest bearing money market deposit account.

    c. Organizational Expenses and Offering Costs

    The Fund's organizational expenses have been expensed as incurred. Initial offering costs were amortized to expense on a straight-line basis over a twelve-month period, which ended on March 28, 2003. Continuing offering costs are expensed as incurred.

    d. Dividends and Distributions

    Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

                    Advantage Advisers Multi-Sector Fund I
        Notes to Financial Statements -- September 30, 2004 (continued)

2.  Significant Accounting Policies (continued)

    d. Dividends and Distributions (continued)

    During the fiscal year ended September 30, 2004, permanent differences, primarily due to net operating losses of $3,710,690, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in undistributed net realized gain from investment transactions. The reclassification has no effect on net assets.

    e. Income Taxes

    It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3.  Advisory Fees

    The Fund's Investment Advisory Agreement provides that in consideration for the Investment Adviser providing certain management services and for certain administrative services, the Fund will pay an advisory fee to the Investment Adviser at the annual rate of 1.25% of the Fund's average daily net assets, which is due and payable in arrears within five business days after the end of each month. This fee will be accrued daily as an expense to be paid out of the Fund's net assets and will have the effect of reducing the net asset value of the Fund. The Investment Adviser will pay a fee to each Sub-Investment Adviser for services provided by each Sub-Investment Adviser computed at the annual rate of 0.25% of the average daily net assets of each Sub-Investment Adviser's Separate Investment Account. Each Sub-Investment Adviser, as a non-managing member of the Investment Adviser, will be entitled to share in the Investment Adviser's profits, including advisory fees paid to the Investment Adviser.

4.  Incentive Fees

    The Fund may pay Incentive Fees to the Investment Adviser at the end of each fiscal period. Incentive Fees will be payable to the Investment Adviser from the Fund (out of assets allocated to the Separate Investment Account) based on the independent investment performance of each Separate Investment Account for the fiscal period. The Investment Adviser will be paid an Incentive Fee equal to 20% of each Separate Investment Account's net profit, which is equal to the net realized and unrealized gains or losses and net investment income or loss of the Separate Investment Account for the fiscal period subject to reduction for prior period realized and unrealized losses and net investment loss of the Separate Investment Account that have not previously been offset against its profits. For the year ended September 30, 2004, the Investment Adviser was entitled to an accrued incentive fee of $754,780. The Investment Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee with respect to a Separate Investment Account for a fiscal period will not be reversed by the subsequent decline in assets of that Separate Investment Account in any subsequent fiscal period. The Fund will calculate and accrue Incentive Fees daily based on each Separate Investment Account's investment performance. The Fund's net asset value will be reduced or increased each day to reflect these calculations. For purposes of calculating the Incentive Fee, expenses of the Fund that are not specifically attributable to any Separate Investment Account will be allocated one third to each Separate Investment Account when incurred. Each Sub--

                    Advantage Advisers Multi-Sector Fund I
        Notes to Financial Statements -- September 30, 2004 (continued)

4.  Incentive Fees (continued)

    Investment Advisers, as non-managing members of the Investment Adviser, may be entitled to share in applicable Investment Adviser's profits, including Incentive Fees of the Investment Adviser.

5.  Shareholder Servicing Fee

    The Fund intends to pay compensation ("Shareholder Servicing Fees") to selected brokers and dealers, including Oppenheimer, that maintain shares for their customers in accordance with the terms of the several selling and servicing agreements between Oppenheimer and the brokers and dealers for the provisions of shareholder services. Shareholder Servicing Fees are payable quarterly at an annual rate of 0.25% of the average daily net asset value of outstanding shares held by the brokers and dealers for their customers.

    Shareholder Servicing Fees during the year ended September 30, 2004 amounted to $320,261, of which $184,130 was earned by Oppenheimer.

6.  Administration Fee

    PFPC Inc. ("PFPC") and its affiliates provide transfer agency, administration, custodial, accounting and investor services to the Fund which are in addition to the services provided by the Investment Adviser, as described above. In consideration for these services, the Fund pays PFPC an administration fee of 0.10% of the Fund's first $200 million of average daily net assets, subject to an annual minimum fee of $100,000.

7.  Indemnifications

    The Fund has entered into several contracts that contain routine indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote.

    During the period of February 2, 2004 through April 2, 2004, the Fund's prospectus did not contain certain updated information, including updated financial statements, required by the Securities Act. The Fund may be required to repurchase shares sold during this period at a price equal to the investors' purchase price plus interest thereon. Oppenheimer and OAM have undertaken to the Fund that they will reimburse the Fund for any net loss, or costs associated therewith, incurred by the Fund as a result of any such repurchase (the price paid to investors in repurchase of their shares less the net asset value of the shares at the time they are repurchased, plus interest on such amount through the date of the repurchase). The shares sold during such period totaled 262,440 at a net asset value per share between $25.58 and $26.99. The amount of the reimbursement by Oppenheimer and OAM will depend on the difference between the repurchase price paid for the shares and the net asset value per share at the time of repurchase and the number of shares repurchased, but in no event will it have any effect on the net asset value per share of the Fund.

                    Advantage Advisers Multi-Sector Fund I
        Notes to Financial Statements -- September 30, 2004 (continued)

8.  Securities Transactions

    Aggregate purchases and sales of investment securities, excluding short-term securities, for the year ended September 30, 2004, amounted to $195,933,975 and $200,738,736, respectively. Aggregate purchases and sales of securities sold, not yet purchased, excluding short-term securities, for the year ended September 30, 2004, amounted to $62,997,995 and $75,075,160, respectively.

    For the year ended September 30, 2004, Oppenheimer earned $32,003 in brokerage commissions from portfolio transactions executed on behalf of the Fund. In addition, for the year ended September 30, 2004, Mainsail Group, LLC, and Keefe Bruyette & Woods, Inc., both broker affiliates of Fund's Sub-Investment Advisers, earned $53,000 and $32,899, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

9.  Beneficial Interest

    Transactions in shares of beneficial interest were as follows:

                                              Year Ended             Year Ended
                                          September 30, 2004     September 30, 2003
                                                Shares                 Shares
                                          ------------------     ------------------
      Shares at beginning of period ....       4,735,619             4,219,678
                                               ---------             ---------
      Shares sold ......................       1,076,002             1,288,792
      Shares reinvested ................         211,859                    --
      Shares repurchased ...............      (1,281,872)             (772,851)
                                              ----------             ---------
      Net increase .....................           5,989               515,941
                                              ----------             ---------
      Shares at end of period ..........       4,741,608             4,735,619
                                              ==========             =========

     As of September 30, 2004, Oppenheimer owned 5,937 shares of the Fund.

10. Leverage; Borrowing

    The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage was employed. If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make investments.

    The Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%. This could prevent the Fund from borrowing to fund the repurchase of shares. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Act or the Fund's borrowing arrangements. As of September 30, 2004, the average daily amount of such borrowings was $423,604, and the daily weighted average annualized interest rate was 1.62%.

                    Advantage Advisers Multi-Sector Fund I
        Notes to Financial Statements -- September 30, 2004 (continued)

11. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

    In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments may include forward contracts, swaps, swaptions, security index options, options, and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the statement of assets and liabilities.

    The Fund maintains cash in bank deposit accounts, which at times may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on cash deposits.

    Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk, as the Fund's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the statement of assets and liabilities. Primarily all investments in securities sold, not yet purchased and due from broker are positions with, and amounts due from, the prime broker. Accordingly, the Fund has a concentration of individual counterparty credit risk with the prime broker. The Fund pledges securities in an account at PFPC Trust Company, for the benefit of the prime broker, to meet the margin requirement as determined by the prime broker.

    The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as common stock.

    When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or index underlying the written option. The exercising of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

                    Advantage Advisers Multi-Sector Fund I
        Notes to Financial Statements -- September 30, 2004 (continued)

11. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

    For the year ended September 30, 2004, transactions in written options were as follows:

                                               Call Options                     Put Options
                                      ------------------------------   ------------------------------
                                          Number                           Number
                                       of Contracts       Premium       of Contracts       Premium
                                      --------------   -------------   --------------   -------------
     Beginning balance ............          248        $   46,804            966        $  152,864
     Options written ..............        4,182           994,593          4,662           794,043
     Options expired ..............       (1,220)         (165,731)        (1,461)         (219,187)
     Options exercised ............         (405)          (47,404)          (940)         (140,084)
     Options closed ...............       (2,453)         (666,736)        (3,037)         (557,333)
                                          ------        ----------         ------        ----------
     Options outstanding at
       September 30, 2004 .........          352        $  161,526            190        $   30,303
                                          ======        ==========         ======        ==========

12. Federal Income Tax Information

    Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

    During the fiscal year ended September 30, 2004, the tax basis of the distributions were $5,722,292 of ordinary income and $2,939 of long term capital gain.

    At September 30, 2004, the components of net assets (excluding paid in capital) on a tax basis were as follows:

    Undistributed ordinary income .............................    $    532,879
    Plus/Less: Cumulative Timing Differences ..................         (20,000)
                                                                   ------------
    Accumulated undistributed ordinary income .................                      $  512,879
    Currently distributable net realized capital gain .........       4,059,927
    Plus/Less: Cumulative Timing Differences ..................      (1,349,722)
                                                                   ------------
    Accumulated undistributable net realized gain .............                       2,710,205
    Tax unrealized appreciation ...............................        (726,117)
    Plus/Less: Cumulative Timing Differences ..................       1,349,722
                                                                   ------------
    Book unrealized appreciation ..............................                         623,605
                                                                                     ----------
    Net Assets (excluding paid in capital) ....................                      $3,846,689
                                                                                     ==========

    The differences between book and tax basis unrealized appreciation is primarily attributable to wash sales.

    Net Asset Value ...........................................                  $  115,855,659
    Paid in Capital ...........................................                    (112,008,970)
                                                                                 --------------
    Net Assets (excluding paid in capital) ....................                  $    3,846,689
                                                                                 ==============

                    Advantage Advisers Multi-Sector Fund I
        Notes to Financial Statements -- September 30, 2004 (continued)

13. Financial Highlights

                                                                                                          For the Period
                                                                For the                For the          March 27, 2002 (f)
                                                              Year Ended             Year Ended              through
                                                          September 30, 2004     September 30, 2003     September 30, 2002
                                                         -------------------     ------------------     ------------------
Net asset value per share, beginning of period ........        $  25.92               $  21.99             $    23.75(a)
                                                               --------               --------             ----------
Income from investment operations (b):
 Net investment loss ..................................           (0.72)                 (1.17)                 (0.34)
 Net realized gain (loss) and change in unrealized
   appreciation or (depreciation) on investments ......            0.40                   5.10                  (1.42)
                                                               --------               --------             ----------
   Total income loss from investment operations .......           (0.32)                  3.93                  (1.76)
                                                               --------               --------             ----------
Distributions to shareholders:
 Realized capital gains ...............................           (1.17)                    --                     --
                                                               --------               --------             ----------
   Total distributions to shareholders ................           (1.17)                    --                     --
                                                               --------               --------             ----------
Net asset value per share, end of period ..............        $  24.43               $  25.92             $    21.99
                                                               --------               --------             ----------
Total return -- gross (c)(d) ..........................           (0.91%)                20.54%                 (7.41%)
Total return -- net (c)(d) ............................           (1.51%)                17.87%                 (7.41%)
Ratios/supplemental data:
 Net assets (dollars in thousands), end of period .....        $115,856               $122,749             $   92,793
 Ratio of expenses to average net assets (e) ..........            3.68%                  5.99%                  4.21%
 Ratio of expenses without incentive fee to
   average net assets (e) .............................            3.11%                  3.35%                  4.21%
 Ratio of incentive fee to average net assets .........            0.57%                  2.64%                    --
 Ratio of net investment loss to average
   net assets (e) .....................................           (2.80%)                (4.95%)                (2.95%)
 Portfolio turnover (d) ...............................             193%                   258%                   174%
Average debt ratio ....................................            0.32%                  0.22%                    --

----------------
(a) Initial public offering price of $25.00 per share less sales charges of $1.25 per share.

(b) Per share amounts presented are based on average shares outstanding throughout the periods indicated.

(c) Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Not annualized for periods of less than one year.

                    Advantage Advisers Multi-Sector Fund I
        Notes to Financial Statements -- September 30, 2004 (continued)

13. Financial Highlights (continued)

(e) Annualized for periods of less than one year. The computation of such ratios for an individual shareholder may vary from these ratios due to the timing of capital transactions.

(f) Commencement of operations.

14. Subsequent Events

    Subsequent to September 30, 2004 and through November 12, 2004, there were additional subscriptions of $351,625.

                    Advantage Advisers Multi-Sector Fund I

                       Schedule of Portfolio Investments

                                                                                September 30, 2004
 Shares                                                                            Market Value
--------                                                                        ------------------
               Investments in Securities -- 87.22%
               U.S. Common Stock -- 84.31%
                Applications Software -- 2.15%
 77,910          Microsoft Corp.                                   (a)(b)          $  2,154,212
 13,504          Quest Software, Inc.*                             (a)                  150,164
 24,130          Siebel Systems, Inc.*                             (a)                  181,940
                                                                                   ------------
                                                                                      2,486,316
                                                                                   ------------
                Broadcasting Services/Programming -- 0.20%
 26,960          Liberty Media Corp., Class A*                     (a)                  235,091
                                                                                   ------------
                Cable Television -- 0.65%
 10,510          Comcast Corp., Special Class A*                   (a)                  293,439
 14,770          EchoStar Communications Corp., Class A*           (a)                  459,643
                                                                                   ------------
                                                                                        753,082
                                                                                   ------------
                Casino Services -- 0.29%
 17,410          Scientific Games Corp.*                           (a)                  332,531
                                                                                   ------------
                Chemicals - Specialty -- 0.43%
 15,840          Ecolab, Inc.                                                           498,010
                                                                                   ------------
                Commercial Banks - Central U.S. -- 0.64%
 23,992          Texas Regional Bancshares, Inc., Class A                               745,911
                                                                                   ------------
                Commercial Banks - Eastern U.S. -- 0.45%
  5,500          M&T Bank Corp.                                    (b)                  526,350
                                                                                   ------------
                Commercial Banks - Southern U.S. -- 2.43%
 49,800          Cardinal Financial Corp.*                                              468,618
 21,100          Hibernia Corp., Class A                                                557,251
 19,100          National Commerce Financial Corp.                 (a)                  653,411
 27,400          SouthTrust Corp.                                  (a)                1,141,484
                                                                                   ------------
                                                                                      2,820,764
                                                                                   ------------
                Commercial Banks - Western U.S. -- 0.59%
  7,900          City National Corp.                                                    513,105
  4,200          First Community Bancorp                                                172,200
                                                                                   ------------
                                                                                        685,305
                                                                                   ------------
                Computer Aided Design -- 0.17%
 37,450          Parametric Technology Corp.*                                           197,736
                                                                                   ------------
                Computer Data Security -- 0.05%
 16,230          BindView Development Corp.*                                             53,884
                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                                                                                  September 30, 2004
  Shares                                                                             Market Value
----------                                                                       -------------------
                 U.S. Common Stock -- (continued)
                  Computer Services -- 0.14%
  10,830           LivePerson, Inc.*                                                 $     35,414
   5,200           SunGard Data Systems, Inc.*                        (a)                 123,604
                                                                                     ------------
                                                                                          159,018
                                                                                     ------------
                  Computers -- 1.93%
  62,830           Dell, Inc.*                                        (a)               2,236,748
                                                                                     ------------
                  Computers - Memory Devices -- 1.31%
  42,590           SanDisk Corp.*                                                       1,240,221
  32,080           Western Digital Corp.*                             (a)                 281,983
                                                                                     ------------
                                                                                        1,522,204
                                                                                     ------------
                  Computers - Peripheral Equipment -- 0.03%
   3,190           Interphase Corp.*                                                       31,581
                                                                                     ------------
                  Consulting Services -- 0.24%
  23,130           DiamondCluster International, Inc.*                (a)                 282,186
                                                                                     ------------
                  Data Processing/Management -- 0.54%
  17,515           NAVTEQ Corp.*                                      (a)                 624,235
                                                                                     ------------
                  Dental Supplies & Equipment -- 0.03%
   2,400           Align Technology, Inc.*                                                 36,672
                                                                                     ------------
                  Diagnostic Kits -- 0.03%
   8,000           Quidel Corp.*                                                           36,240
                                                                                     ------------
                  Drug Delivery Systems -- 2.34%
   9,030           Alkermes, Inc.*                                                        104,206
 110,800           Bentley Pharmaceuticals, Inc.*                     (a)               1,173,372
  11,300           Noven Pharmaceuticals, Inc.*                       (a)                 235,492
 106,400           Penwest Pharmaceuticals Co.*                       (a)               1,201,256
                                                                                     ------------
                                                                                        2,714,326
                                                                                     ------------
                  E-Commerce/Services -- 0.16%
  79,940           HomeStore, Inc.*                                                       184,661
                                                                                     ------------
                  Electronic Components - Miscellaneous -- 1.28%
  43,310           Flextronics International, Ltd.*                   (a)                 573,857
  10,870           Jabil Circuit, Inc.*                               (a)                 250,010
  40,730           Solectron Corp.*                                                       201,614
  35,200           Vishay Intertechnology, Inc.*                      (a)                 454,080
                                                                                     ------------
                                                                                        1,479,561
                                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                                                                                  September 30, 2004
 Shares                                                                              Market Value
--------                                                                         -------------------
           U.S. Common Stock -- (continued)
             Electronic Components - Semiconductors -- 5.42%
 75,550       Altera Corp.*                                          (a)             $  1,478,513
 80,870       ATI Technologies, Inc.*                                (a)                1,239,737
 55,880       Intel Corp.                                            (a)                1,120,953
 33,250       National Semiconductor Corp.                                                515,043
  8,991       Silicon Laboratories, Inc.*                                                 297,512
 14,237       Volterra Semi-Conductor Corporation*                                        176,966
 53,590       Xilinx, Inc.                                           (a)                1,446,930
                                                                                     ------------
                                                                                        6,275,654
                                                                                     ------------
             Electronic Design Automation -- 0.12%
 10,490       Cadence Design Systems, Inc.*                          (a)                  136,790
                                                                                     ------------
             Enterprise Software/Services -- 1.28%
 10,010       BEA Systems, Inc.*                                     (a)                   69,169
 14,040       Informatica Corp.*                                                           82,134
 21,280       Micromuse, Inc.*                                                             78,311
 21,600       Novell, Inc.*                                                               136,296
 76,440       Oracle Corp.*                                          (a)                  862,243
 20,680       Ultimate Software Group, Inc.*                         (a)                  253,950
                                                                                     ------------
                                                                                        1,482,103
                                                                                     ------------
             Entertainment Software -- 0.45%
 21,430       Activision, Inc.*                                      (a)                  297,234
 11,460       THQ, Inc.*                                                                  223,012
                                                                                     ------------
                                                                                          520,246
                                                                                     ------------
             Fiduciary Banks -- 2.29%
 15,600       Investors Financial Services Corp.                     (b)                  704,028
 45,600       State Street Corp.                                     (a)(b)             1,947,576
                                                                                     ------------
                                                                                        2,651,604
                                                                                     ------------
             Finance - Auto Loans -- 1.14%
 31,100       Westcorp                                               (a)                1,322,372
                                                                                     ------------
             Finance - Credit Card -- 2.12%
 33,300       Capital One Financial Corp.                                               2,460,870
                                                                                     ------------
             Finance - Investment Banker/Broker -- 3.28%
 25,100       Citigroup, Inc.                                        (b)                1,107,412

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                                                                                        September 30, 2004
 Shares                                                                                    Market Value
--------                                                                               -------------------
            U.S. Common Stock -- (continued)
             Finance - Investment Banker/Broker -- (continued)
  2,500       Goldman Sachs Group, Inc.                                                    $    233,100
 30,000       Legg Mason, Inc.                                              (a)               1,598,100
  8,000       Lehman Brothers Holdings, Inc.                                                    637,760
  4,500       Merrill Lynch & Co., Inc.                                                         223,740
                                                                                           ------------
                                                                                              3,800,112
                                                                                           ------------
             Finance - Mortgage Loan/Banker -- 0.33%
  9,600       Countrywide Financial Corp.                                   (b)                 378,144
                                                                                           ------------
             Finance Guarantee Insurance -- 0.47%
  6,800       Ambac Financial Group, Inc.                                                       543,660
                                                                                           ------------
             Gambling (Non-Hotel) -- 0.06%
 27,200       Youbet.com, Inc.*                                                                  75,072
                                                                                           ------------
             Human Resources -- 0.47%
 26,169       51job, Inc. -- ADR*                                                               543,007
                                                                                           ------------
             Identification Systems/Devices -- 0.40%
 25,740       Cogent, Inc.*                                                                     468,983
                                                                                           ------------
             Insurance Brokers -- 0.84%
 25,900       Willis Group Holdings Ltd.                                    (a)                 968,660
                                                                                           ------------
             Internet Application Software -- 0.09%
 12,330       BroadVision, Inc.*                                                                 36,127
 13,370       MatrixOne, Inc.*                                                                   67,652
                                                                                           ------------
                                                                                                103,779
                                                                                           ------------
             Internet Content - Entertainment -- 0.15%
  7,214       Shanda Interactive Entertainment, Ltd. -- Sponsored ADR*                          173,136
                                                                                           ------------
             Internet Security -- 0.41%
 25,360       Secure Computing Corp.*                                       (a)                 192,483
 14,340       VeriSign, Inc.*                                               (b)                 285,079
                                                                                           ------------
                                                                                                477,562
                                                                                           ------------
             Investment Management/Advisory Services -- 0.46%
 13,100       Eaton Vance Corp.                                             (b)                 529,109
                                                                                           ------------
             Life/Health Insurance -- 0.38%
 25,000       Conseco, Inc.*                                                                    441,500
                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                                                                              September 30, 2004
  Shares                                                                         Market Value
----------                                                                   -------------------
              U.S. Common Stock -- (continued)
               Medical - Biomedical/Genetics -- 9.01%
 115,600        Alexion Pharmaceuticals, Inc.*                                   $  2,080,800
  42,900        Amgen, Inc.*                                     (a)                2,431,572
 376,600        Axonyx, Inc.*                                    (a)                2,127,790
  12,175        Biogen Idec, Inc.*                               (a)                  744,745
   5,700        Cell Genesys, Inc.*                                                    51,129
   3,120        Chiron Corp.*                                                         137,904
 180,000        Genaera Corp.*                                                        703,800
  15,280        Genzyme Corp.*                                   (a)                  831,385
 171,400        Neurobiological Technologies, Inc.*                                   592,872
   3,200        Novavax, Inc.*                                                          9,984
  10,800        Savient Pharmaceuticals, Inc.*                                         24,840
  39,600        Transkaryotic Therapies, Inc.*                                        702,108
                                                                                 ------------
                                                                                   10,438,929
                                                                                 ------------
               Medical - Drugs -- 6.19%
  26,920        Angiotech Pharmaceuticals, Inc.*                 (a)                  545,668
 155,400        King Pharmaceuticals, Inc.*                      (a)(b)             1,855,476
  33,940        Pfizer, Inc.                                                        1,038,564
 133,400        Serono SA -- Sponsored ADR                       (a)                2,045,022
  69,900        Valeant Pharmaceuticals International                               1,685,988
                                                                                 ------------
                                                                                    7,170,718
                                                                                 ------------
               Medical - Generic Drugs -- 0.10%
   7,400        Impax Laboratories, Inc.*                        (a)                  113,664
                                                                                 ------------
               Medical - Laser Systems -- 0.99%
  56,000        VISX, Inc.*                                      (a)                1,153,600
                                                                                 ------------
               Medical Products -- 0.29%
   5,340        Henry Schein, Inc.*                              (a)                  332,735
                                                                                 ------------
               Multi-line Insurance -- 0.63%
   4,800        Allstate Corp.                                                        230,352
  10,600        Prudential Financial, Inc.                                            498,624
                                                                                 ------------
                                                                                      728,976
                                                                                 ------------
               Multimedia -- 0.10%
  19,870        Gemstar -- TV Guide International, Inc.*                              112,265
                                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                                                                                      September 30, 2004
 Shares                                                                                  Market Value
--------                                                                             -------------------
            U.S. Common Stock -- (continued)
             Networking Products -- 0.64%
 31,590       Juniper Networks, Inc.*                                     (a)            $    745,524
                                                                                         ------------
             Power Conversion/Supply Equipment -- 0.08%
  9,630       Advanced Energy Industries, Inc.*                                                89,463
                                                                                         ------------
             Property/Casualty Insurance -- 0.22%
  6,680       Fidelity National Financial, Inc.                           (b)                 254,508
                                                                                         ------------
             Racetracks -- 1.00%
 23,190       International Speedway Corp., Class A                       (a)               1,157,181
                                                                                         ------------
             Radio -- 0.14%
  5,160       XM Satellite Radio Holdings, Inc., Class A*                                     160,063
                                                                                         ------------
             Reinsurance -- 1.53%
 23,800       Everest Re Group, Ltd.                                      (b)               1,769,054
                                                                                         ------------
             Retail - Discount -- 0.14%
  5,920       BJ's Wholesale Club, Inc.*                                                      161,853
                                                                                         ------------
             Retail - Mail Order -- 0.54%
 16,730       Williams-Sonoma, Inc.*                                      (a)                 628,211
                                                                                         ------------
             S & L/Thrifts - Eastern U.S. -- 0.42%
 13,500       Hudson City Bancorp, Inc.                                                       482,490
                                                                                         ------------
             S & L/Thrifts - Western U.S. -- 0.21%
  2,200       Golden West Financial Corp.                                                     244,090
                                                                                         ------------
             Semiconductor Components - Integrated Circuits -- 3.72%
 32,950       Analog Devices, Inc.                                        (a)               1,277,801
 12,230       Cypress Semiconductor Corp.*                                (a)                 108,113
 15,140       Integrated Device Technology, Inc.*                         (a)                 144,284
 67,580       Marvell Technology Group, Ltd.*                             (a)               1,765,865
  4,030       Maxim Integrated Products, Inc.                                                 170,429
              Taiwan Semiconductor Manufacturing Company, Ltd.
 80,303         -- Sponsored ADR                                          (a)                 573,364
 57,461       United Microelectronics Corp. -- Sponsored ADR*                                 194,218
 26,400       Vitesse Semiconductor Corp.*                                                     72,072
                                                                                         ------------
                                                                                            4,306,146
                                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                                                                                   September 30, 2004
  Shares                                                                              Market Value
----------                                                                        -------------------
             U.S. Common Stock -- (continued)
              Semiconductor Equipment -- 3.30%
  28,170       Applied Materials, Inc.*                                               $    464,523
  28,810       Brooks Automation, Inc.*                                (a)                 407,662
   6,690       Formfactor, Inc.*                                                           129,585
   9,280       KLA-Tencor Corp.*                                       (a)                 384,935
  36,240       Lam Research Corp.*                                     (a)                 792,931
   8,370       MKS Instruments, Inc.*                                                      128,228
  24,090       Teradyne, Inc.*                                         (a)                 322,806
  53,760       Tessera Technologies, Inc.*                             (a)               1,188,096
                                                                                      ------------
                                                                                         3,818,766
                                                                                      ------------
              Super-Regional Banks - U.S. -- 2.49%
  14,800       Bank of America Corp.                                   (b)                 641,284
  17,900       US Bancorp                                              (a)                 517,310
  16,600       Wachovia Corp.                                          (a)                 779,370
  15,900       Wells Fargo & Co.                                       (a)                 948,117
                                                                                      ------------
                                                                                         2,886,081
                                                                                      ------------
              Telecommunication Equipment -- 0.76%
  27,170       Arris Group, Inc.*                                                          141,827
  40,390       Avaya, Inc.*                                            (a)                 563,037
  18,160       Symmetricom, Inc.*                                      (a)                 171,794
                                                                                      ------------
                                                                                           876,658
                                                                                      ------------
              Telecommunication Equipment - Fiber Optics -- 0.57%
  31,910       Harmonic, Inc.*                                         (a)                 212,202
  66,004       JDS Uniphase Corp.*                                                         222,433
  33,790       MRV Communications, Inc.*                                                    84,475
  80,800       Oplink Communications, Inc.*                                                144,632
                                                                                      ------------
                                                                                           663,742
                                                                                      ------------
              Therapeutics -- 13.07%
 307,200       BioMarin Pharmaceutical, Inc.*                                            1,594,368
  75,900       DOV Pharmaceutical, Inc.*                               (a)               1,300,926
  50,100       Eyetech Pharmaceuticals, Inc.*                          (a)               1,702,899
  80,560       Gilead Sciences, Inc.*                                  (a)               3,011,333

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                                                                                September 30, 2004
   Shares                                                                          Market Value
-----------                                                                     ------------------
              U.S. Common Stock -- (continued)
               Therapeutics -- (continued)
  350,200       Guilford Pharmaceuticals, Inc.*                                    $  1,751,000
   47,300       ILEX Oncology, Inc.*                                                  1,190,541
  192,800       Ista Pharmaceuticals, Inc.*                                           2,350,232
  142,900       Progenics Pharmaceuticals, Inc.*                                      2,093,485
    1,400       United Therapeutics Corp.*                                               48,902
    6,800       Vicuron Pharmaceuticals, Inc.*                                           99,824
                                                                                   ------------
                                                                                     15,143,510
                                                                                   ------------
               Transport - Services -- 0.74%
   37,685       Sirva, Inc.*                                        (a)                 862,986
                                                                                   ------------
               Web Portals/ISP -- 1.07%
    9,570       Google, Inc., Class A*                                                1,240,272
                                                                                   ------------
               Wireless Equipment -- 0.12%
    7,600       Motorola, Inc.                                      (a)                 137,104
                                                                                   ------------
                  Total Common Stock (Cost $96,013,640)                            $ 97,673,364
                                                                                   ------------
              Private Placement -- 0.79%
               Commercial Banks - Western U.S. -- 0.79%
   91,300       Centennial C Corp.*                                 (c)                 913,000
                                                                                   ------------
                  Total Private Placement (Cost $913,000)                          $    913,000
                                                                                   ------------
 Contracts
 --------
              Purchased Options -- 2.12%
              Call Options -- 1.78%
               Applications Software -- 0.00%
      213       Microsoft Corp., 10/16/04, $30.00                                         1,065
                                                                                   ------------
               Computers -- 0.02%
       79       Apple Computer, Inc., 10/16/04, $37.50                                   17,775
                                                                                   ------------
               Electronic Components - Semiconductors -- 0.02%
      197       NVIDIA Corp., 12/18/04, $15.00                                           23,640
                                                                                   ------------
               Fiduciary Banks -- 0.23%
      290       Bank of New York Co., Inc., 01/21/2006, $20.00                          269,700
                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                                                                                September 30, 2004
 Contracts                                                                         Market Value
-----------                                                                     ------------------
               Purchased Options -- (continued)
               Call Options -- (continued)
                Finance - Mortgage Loan/Banker -- 0.84%
      42         Countrywide Financial Corp., 01/22/05, $37.50                     $    448,556
      51         Countrywide Financial Corp., 01/22/05, $41.25                          518,899
                                                                                   ------------
                                                                                        967,455
                                                                                   ------------
                Index Fund - Large Cap -- 0.44%
   2,763         NASDAQ-100 Index Tracking Stock, 01/22/05, $35.00                      511,155
                                                                                   ------------
                Internet Security -- 0.02%
     213         Check Point Software Technologies, Ltd., 10/16/04, $25.00                1,065
     197         Verisign, Inc., 12/18/04, $20.00                                        25,610
                                                                                   ------------
                                                                                         26,675
                                                                                   ------------
                Medical - Biomedical/Genetics -- 0.00%
      78         Telik, Inc., 10/16/04, $25.00                                            1,950
                                                                                   ------------
                Medical - Drugs -- 0.00%
     130         King Pharmaceuticals, Inc., 10/16/04, $15.00                               650
     102         Ligand Pharmaceuticals, Inc., Class B, 11/20/04, $22.50                    510
                                                                                   ------------
                                                                                          1,160
                                                                                   ------------
                Super-Regional Banks - U.S. -- 0.21%
     130         Bank of America Corp., 01/22/05, $25.00                                236,600
                                                                                   ------------
                   Total Call Options (Cost $1,502,960)                            $  2,057,175
                                                                                   ------------
               Put Options -- 0.34%
                Electronic Components - Semiconductors -- 0.01%
     144         Micron Technology, Inc., 10/16/04, $13.00                         $     14,400
                                                                                   ------------
                Fiduciary Banks -- 0.00%
     104         State Street Corp., 11/20/04, $40.00                                     6,760
                                                                                   ------------
                Index Fund - Large Cap -- 0.32%
   1,099         Mini NDX-100 Index Tracking Stock, 12/18/04, $135.00                   318,710
     104         Mini NDX-100 Index Tracking Stock, 12/18/04, $140.00                    47,840
                                                                                   ------------
                                                                                        366,550
                                                                                   ------------
                Internet Security -- 0.00%
     158         Check Point Software Technologies Ltd., 10/16/04, $15.00                   790
                                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                Schedule of Portfolio Investments -- (concluded)

                                                                                   September 30, 2004
 Contracts                                                                            Market Value
-----------                                                                       -------------------
              Purchased Options -- (continued)
              Put Options -- (continued)
               Medical Products -- 0.01%
79              Johnson & Johnson, 01/22/05, $55.00                                   $     11,850
                                                                                      ------------
                Total Put Options (Cost $1,054,517)                                        400,350
                                                                                      ------------
                Total Purchased Options (Cost $2,557,477)                             $  2,457,525
                                                                                      ------------
                Total Investments in Securities (Cost $99,484,117) -- 87.22%+         $101,043,889
                                                                                      ------------
                Other Assets, Less Liabilities -- 12.78%**                              14,811,770
                                                                                      ------------
                Net Assets -- 100.00%                                                 $115,855,659
                                                                                      ============

(a) Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased and open written options.

(b) Security held in connection with an open put or call option contract.

(c) Security is being fair valued by a valuation committee under the direction of the Board.

*   Non-income producing security.

** Includes $23,663,173 invested in a PNC Bank Money Market Account, which is 20.42% of net assets.

ADR American Depository Receipt

+   Aggregate cost for federal income tax purposes is $100,434,581.

    The aggregate gross unrealized appreciation (depreciation) for federal income tax purposes for all portfolio investments is as follows:

Excess of value over cost                                                             $  8,512,669
  Excess of cost over value                                                             (7,903,361)
                                                                                      ------------
                                                                                      $    609,308
                                                                                      ============

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                 Schedule of Securities Sold, Not Yet Purchased

                                                                September 30, 2004
 Shares                                                            Market Value
--------                                                       -------------------
           Securities Sold, Not Yet Purchased -- (29.92%)
           U.S. Common Stock
            Advertising Services -- (0.09%)
  1,960      Getty Images, Inc.                                   $   (108,388)
                                                                  ------------
            Applications Software -- (0.26%)
  2,350      Intuit, Inc.                                             (106,690)
 15,790      Red Hat, Inc.                                            (193,270)
                                                                  ------------
                                                                      (299,960)
                                                                  ------------
            Auction House/Art Dealer -- (0.16%)
 11,200      Adesa, Inc.                                              (184,016)
                                                                  ------------
            Beverages Non-Alcoholic -- (0.57%)
 12,610      Pepsi Bottling Group, Inc.                               (342,361)
  7,820      The Coca-Cola Company                                    (313,191)
                                                                  ------------
                                                                      (655,552)
                                                                  ------------
            Capacitors -- (0.09%)
 12,320      Kemet Corp.                                               (99,669)
                                                                  ------------
            Chemicals - Diversified -- (0.10%)
  2,310      FMC Corp.                                                (112,197)
                                                                  ------------
            Chemicals - Specialty -- (0.21%)
  3,260      Cabot Microelectronics Corp.                             (118,175)
  2,210      Minerals Technologies, Inc.                              (130,081)
                                                                  ------------
                                                                      (248,256)
                                                                  ------------
            Commercial Banks - Southern U.S. -- (0.74%)
 21,600      BB&T Corp.                                               (857,304)
                                                                  ------------
            Commercial Services -- (0.25%)
  7,470      Weight Watchers International, Inc.                      (289,985)
                                                                  ------------
            Commercial Services - Finance -- (0.26%)
  6,070      H&R Block, Inc.                                          (299,979)
                                                                  ------------
            Common Trust Fund -- (1.84%)
 15,900      Regional Bank HOLDRs Trust                             (2,125,989)
                                                                  ------------
            Computer Services -- (0.19%)
  3,950      Affiliated Computer Services, Inc., Class A              (219,896)
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                                                                   September 30, 2004
 Shares                                                               Market Value
--------                                                          -------------------
           U.S. Common Stock -- (continued)
            Computers - Integrated Systems -- (0.20%)
  1,810      Kronos, Inc.                                            $    (80,165)
  4,885      National Instruments Corp.                                  (147,869)
                                                                     ------------
                                                                         (228,034)
                                                                     ------------
            Computers - Memory Devices -- (0.76%)
  9,280      Imation Corp.                                               (330,275)
  4,350      Lexar Media, Inc.                                            (36,496)
  5,540      Network Appliance, Inc.                                     (127,420)
 15,650      Seagate Technology                                          (211,588)
  6,880      Storage Technology Corp.                                    (173,789)
                                                                     ------------
                                                                         (879,568)
                                                                     ------------
            Cosmetics & Toiletries -- (0.26%)
  6,710      Colgate-Palmolive Co.                                       (303,158)
                                                                     ------------
            Data Processing/Management -- (0.42%)
  8,130      Acxiom Corp.                                                (193,006)
  5,530      First Data Corp.                                            (240,555)
  2,210      Total System Services, Inc.                                  (55,781)
                                                                     ------------
                                                                         (489,342)
                                                                     ------------
            Dental Supplies & Equipment -- (0.31%)
  4,680      Patterson Companies, Inc.                                   (358,301)
                                                                     ------------
            Diagnostic Equipment -- (0.71%)
 33,425      Immucor, Inc.                                               (827,269)
                                                                     ------------
            E-Commerce/Services -- (0.25%)
  3,160      eBay, Inc.                                                  (290,530)
                                                                     ------------
            Electronic Components - Miscellaneous -- (0.14%)
 13,250      AVX Corp.                                                   (157,012)
                                                                     ------------
            Electronic Components - Semiconductors -- (1.87%)
  7,940      Broadcom Corp., Class A                                     (216,683)
 10,555      Cree, Inc.                                                  (322,244)
 16,540      Microchip Technology, Inc.                                  (443,934)
 36,160      Micron Technology, Inc.                                     (435,005)
 15,650      PMC-Sierra, Inc.                                            (137,876)
 25,490      STMicroelectronics N.V.                                     (440,467)
  7,890      Texas Instruments, Inc.                                     (167,899)
                                                                     ------------
                                                                       (2,164,108)
                                                                     ------------

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                                                                September 30, 2004
 Shares                                                            Market Value
--------                                                       -------------------
           U.S. Common Stock -- (continued)
            Electronic Measuring Instruments -- (0.10%)
  6,650      Itron, Inc.                                          $   (116,043)
                                                                  ------------
            Electronic Parts Distribution -- (0.72%)
 21,220      Arrow Electronics, Inc.                                  (479,147)
 20,890      Avnet, Inc.                                              (357,637)
                                                                  ------------
                                                                      (836,784)
                                                                  ------------
            Electronic Products - Miscellaneous -- (0.29%)
 11,360      Molex, Inc.                                              (338,755)
                                                                  ------------
            Enterprise Software/Services -- (0.29%)
  7,700      Computer Associates International, Inc.                  (202,510)
  7,830      Open Text Corporation                                    (135,146)
                                                                  ------------
                                                                      (337,656)
                                                                  ------------
            Entertainment Software -- (0.14%)
  3,590      Electronic Arts, Inc.                                    (165,104)
                                                                  ------------
            Fiduciary Banks -- (0.20%)
  6,300      Wilmington Trust Corp.                                   (228,123)
                                                                  ------------
            Food - Retail -- (0.12%)
  1,580      Whole Foods Market, Inc.                                 (135,548)
                                                                  ------------
            Food - Wholesale/Distribution -- (0.39%)
  5,780      SUPERVALU, Inc.                                          (159,239)
  9,700      Sysco Corp.                                              (290,224)
                                                                  ------------
                                                                      (449,463)
                                                                  ------------
            Health Care Cost Containment -- (0.14%)
  6,520      McKesson Corp.                                           (167,238)
                                                                  ------------
            Hotels & Motels -- (0.16%)
  9,840      Hilton Hotels Corp.                                      (185,386)
                                                                  ------------
            Index Fund - Large Cap -- (0.19%)
  2,000      SPDR Trust Series 1                                      (223,520)
                                                                  ------------
            Instruments - Scientific -- (0.71%)
 14,620      Applera Corp. -- Applied Biosystems Group                (275,879)
 12,300      Waters Corp.                                             (542,430)
                                                                  ------------
                                                                      (818,309)
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                                                                September 30, 2004
 Shares                                                            Market Value
--------                                                       -------------------
           U.S. Common Stock -- (continued)
            Insurance Brokers -- (0.32%)
 11,300      Arthur J. Gallagher & Co.                            $   (374,369)
                                                                  ------------
            Internet Security -- (0.07%)
  4,310      RSA Security, Inc.                                        (83,183)
                                                                  ------------
            Lasers - Systems/Components -- (0.21%)
  8,470      Cymer, Inc.                                              (242,750)
                                                                  ------------
            Medical - Biomedical/Genetics -- (2.41%)
 27,420      Affymetrix, Inc.                                         (842,068)
  4,010      Amgen Inc.                                               (227,287)
  6,700      Celgene Corp.                                            (390,141)
 10,800      EXACT Sciences Corp.                                      (35,640)
  8,600      Genencor International, Inc.                             (138,030)
 12,200      Genentech, Inc.                                          (639,524)
  1,400      Genzyme Corp.                                             (76,174)
  2,900      Invitrogen Corp.                                         (159,471)
  6,900      Millennium Pharmaceuticals, Inc.                          (94,599)
  1,300      Myriad Genetics Inc                                       (22,230)
  7,400      Telik, Inc.                                              (165,020)
                                                                  ------------
                                                                    (2,790,184)
                                                                  ------------
            Medical - Drugs -- (2.27%)
 10,300      Abbott Laboratories                                      (436,308)
 28,000      Accelrys, Inc.                                           (182,560)
  5,600      Angiotech Pharmaceuticals, Inc.                          (113,512)
 12,800      Bradley Pharmaceuticals, Inc.                            (260,480)
 14,510      Eli Lilly & Co.                                          (871,326)
  3,300      Forest Laboratories, Inc.                                (148,434)
  8,770      Merck & Co., Inc.                                        (289,410)
  3,400      OSI Pharmaceuticals, Inc.                                (208,964)
  3,910      Pfizer Inc.                                              (119,646)
                                                                  ------------
                                                                    (2,630,640)
                                                                  ------------
            Medical - Hospitals -- (0.46%)
  7,440      HCA, Inc.                                                (283,836)
 12,130      Health Management Associates, Inc. -- Class A            (247,816)
                                                                  ------------
                                                                      (531,652)
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                                                                  September 30, 2004
 Shares                                                              Market Value
--------                                                         -------------------
           U.S. Common Stock -- (continued)
            Medical - Wholesale Drug Distribution -- (0.21%)
  4,610      AmerisourceBergen Corp.                                $   (247,603)
                                                                    ------------
            Medical Imaging Systems -- (0.11%)
  3,400      Given Imaging Ltd.                                         (130,730)
                                                                    ------------
            Medical Instruments -- (0.92%)
  7,900      Edwards Lifesciences Corp.                                 (264,650)
 12,900      Medtronic, Inc.                                            (669,510)
  2,560      Ventana Medical Systems                                    (129,126)
                                                                    ------------
                                                                      (1,063,286)
                                                                    ------------
            Medical Products -- (1.95%)
 19,800      Baxter International, Inc.                                 (636,768)
    700      Cyberonics, Inc.                                            (14,322)
 10,800      Stryker Corp.                                              (519,264)
  4,400      Varian Medical Systems, Inc.                               (152,108)
 11,800      Zimmer Holdings, Inc.                                      (932,672)
                                                                    ------------
                                                                      (2,255,134)
                                                                    ------------
            Motorcycle/Motor Scooter -- (0.20%)
  3,850      Harley-Davidson, Inc.                                      (228,844)
                                                                    ------------
            Networking Products -- (0.04%)
  4,830      Atheros Communications, Inc.                                (49,266)
                                                                    ------------
            Office Furnishings - Original -- (0.17%)
  8,140      Herman Miller, Inc.                                        (200,651)
                                                                    ------------
            Optical Supplies -- (0.59%)
  8,500      Alcon, Inc.                                                (681,700)
                                                                    ------------
            Pharmacy Services -- (0.13%)
  2,370      Express Scripts, Inc.                                      (154,856)
                                                                    ------------
            Property/Casualty Insurance -- (0.20%)
  3,200      Xl Capital Ltd Class A                                     (236,768)
                                                                    ------------
            Publishing - Newspapers -- (0.47%)
  6,260      Dow Jones & Co., Inc.                                      (254,219)
  7,360      New York Times Co., Class A                                (287,776)
                                                                    ------------
                                                                        (541,995)
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                                                                           September 30, 2004
 Shares                                                                       Market Value
--------                                                                  -------------------
           U.S. Common Stock -- (continued)
            Radio -- (0.26%)
 94,900      Sirius Satellite Radio, Inc.                                    $   (303,680)
                                                                             ------------
            Registered Investment Company -- (1.82%)
 74,200      Financial Select Sector SPDR Fund                                 (2,111,732)
                                                                             ------------
            Retail - Discount -- (0.21%)
 10,860      TJX Companies, Inc.                                                 (239,354)
                                                                             ------------
            Schools -- (0.15%)
  8,410      DeVry, Inc.                                                         (174,171)
                                                                             ------------
            Semiconductor Components - Integrated Circuits -- (0.71%)
 21,180      Micrel, Inc.                                                        (220,484)
 15,120      Power Integrations, Inc.                                            (308,902)
 29,240      Semiconductor Manufacturing International Corp. -- ADR              (288,891)
                                                                             ------------
                                                                                 (818,277)
                                                                             ------------
            Semiconductor Equipment -- (0.57%)
 14,710      ATMI, Inc.                                                          (301,261)
  6,000      Dupont Photomasks, Inc.                                             (102,240)
  9,630      Novellus Systems, Inc.                                              (256,062)
                                                                             ------------
                                                                                 (659,563)
                                                                             ------------
            Super - Regional Banks -- U.S. (0.39%)
 14,400      KeyCorp                                                             (455,040)
                                                                             ------------
            Telephone - Integrated -- (0.54%)
  9,270      BellSouth Corp.                                                     (251,402)
 14,300      SBC Communications, Inc.                                            (371,085)
                                                                             ------------
                                                                                 (622,487)
                                                                             ------------
            Theaters -- (0.09%)
  5,420      Regal Entertainment Group, Class A                                  (103,522)
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

         Schedule of Securities Sold, Not Yet Purchased -- (concluded)

                                                             September 30, 2004
 Shares                                                         Market Value
--------                                                    -------------------
            U.S. Common Stock -- (continued)
             Therapeutics -- (1.17%)
 21,900       Amylin Pharmaceuticals, Inc.                     $    (449,388)
  9,700       Dendreon Corp.                                         (81,577)
  8,300       Genta, Inc.                                            (22,327)
  5,100       Neurocrine Biosciences, Inc.                          (240,516)
 10,000       Onyx Pharmaceuticals, Inc.                            (430,100)
 14,000       Pharmacopeia Drug Discovery, Inc.                      (68,600)
  5,500       Pharmacyclics, Inc.                                    (56,705)
                                                               -------------
                                                                  (1,349,213)
                                                               -------------
             Wireless Equipment -- (0.15%)
 27,990       RF Micro Devices, Inc.                                (177,457)
                                                               -------------
                Total Securities Sold, Not Yet Purchased
                 (Proceeds $33,970,528)+                       $ (34,658,549)
                                                               =============

+   Aggregate cost for federal income tax purposes is $(33,571,270).

    The aggregate gross unrealized appreciation (depreciation) for federal income tax purposes for all securities sold, not yet purchased is as follows:

            Excess of value over cost                          $   1,831,190
            Excess of cost over value                             (2,918,469)
                                                               -------------
                                                               $  (1,087,279)
                                                               =============



   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I

                          Schedule of Written Options

                                                                           September 30, 2004
 Contracts                                                                    Market Value
-----------                                                               -------------------
               Written Options -- (0.38%)
               Call Options -- (0.35%)
                Commercial Banks - Eastern U.S. -- (0.02%)
     55          M & T Bank Corp., 01/22/05, $95.00                           $  (24,200)
                                                                              ----------
                Fiduciary Banks -- (0.02%)
     65          Investors Financial Services Corp., 01/22/05, $47.50            (18,200)
                                                                              ----------
                Finance - Mortgage Loan/Banker -- (0.30%)
    118          Countrywide Financial Corp., 01/22/05, $60.00                  (350,460)
                                                                              ----------
                Investment Management/Advisory Services -- (0.01%)
    114          Eaton Vance Corp., 11/20/04 $40.00                              (15,960)
                                                                              ----------
                   Total Call Options (Premiums $161,526)                       (408,820)
                                                                              ----------
               Put Options -- (0.03%)
                Finance - Investment Banker/Broker -- (0.02%)
     98          Citigroup Inc., 12/18/04, $45.00                                (21,070)
                                                                              ----------
                Property/Casualty Insurance -- 0.00%
     67          Fidelity National Finl. Inc., 10/16/04, $35.00                     (335)
                                                                              ----------
                Reinsurance -- (0.01%)
     25          Everest Re Group Ltd., 01/22/05, $75.00                          (9,750)
                                                                              ----------
                   Total Put Options (Premiums $30,303)                          (31,155)
                                                                              ----------
                   Total Written Options (Premiums $191,829)+                 $ (439,975)
                                                                              ==========

+   Aggregate cost for federal income tax purposes is $191,829.

      The aggregate gross unrealized appreciation (depreciation) for federal income tax purposes for all written options is as follows:

            Excess of value over cost                                         $    7,665
            Excess of cost over value                                           (255,811)
                                                                              ----------
                                                                              $ (248,146)
                                                                              ==========

   The accompanying notes are an integral part of these financial statements.

                    Advantage Advisers Multi-Sector Fund I
                           Supplemental Information
                                  (Unaudited)

I.   Results of Special Meeting of Shareholders

     The Fund held a Special Meeting of the Shareholders on July 26, 2004. At this meeting, the Shareholders elected each of the nominees proposed for election to the Fund's Board. The following provides information concerning the matters voted on at the meeting:

Election of Trustees of the Fund

                                                      Votes     Non-Voting
     Nominee                          Votes For     Withheld    Interests
     -------                          ---------     --------    ---------
     Lawrence K. Becker ...........   5,335,865            0      20,580
     Marshall Dornfeld* ...........   5,324,180       11,685      20,580
     Sol Gittleman ................   5,334,938          927      20,580
     Luis Rubio ...................   5,334,938          927      20,580
     Janet L. Schinderman .........   5,333,589        2,276      20,580

* Marshall Dornfeld resigned as a Trustee of the Fund effective as of September 10, 2004.

II.. Proxy Voting

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the Securities and Exchange Commission website at http://www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the Securities and Exchange Commission website at http://www.sec.gov.

III. Repurchase of Units

     At the end of each quarter, the Fund will repurchase at least 5% of the number of shares outstanding on the date repurchase requests are due. The Board may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due. The Fund has adopted the following fundamental policies with respect to its share repurchases which may only be changed by a majority vote of the outstanding voting securities of the Fund:

     o Every three months, the Fund will make periodic share repurchase offers each calendar quarter (in March, June, September, December), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

     o The repurchase request due dates will be the Wednesday immediately preceding the third Friday of the last month of each calendar quarter (or the prior business day if that day is a New York Stock Exchange holiday).

     o There will be a maximum 14-day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined.

                    Advantage Advisers Multi-Sector Fund I
                    Supplemental Information -- (continued)
                                  (Unaudited)

IV. Portfolio Holdings

    The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q; (ii) the Company's Forms N-Q are available on the Commission's website at http://www.sec.gov; and
    (iii) the Company's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

V.  Dividends

    For the fiscal year ended September 30, 2004, certain dividends paid by the Fund may qualify for the corporate dividends received deduction. Of the distributions paid during the fiscal year, 32.10% qualify for the corporate dividends received deduction.

    For the fiscal year ended September 30, 2004, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. Of the distributions paid during the fiscal year, 8.98% may be considered qualified dividend income.

                    Advantage Advisers Multi-Sector Fund I
                                Fund Management
                                  (Unaudited)

Information pertaining to the Trustees is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund is available without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at (212) 667-4225.

                                                                                                                      Number of
                                                                                                                    Portfolios in
                            Term of Office                                                                           Fund Complex
Name, Age, Address and       and Length of          Principal Occupation(s) During Past 5 Years                      Overseen by
Position(s) with the Fund     Time Served         Other Trusteeships/Directorships Held by Trustee                     Trustee
-------------------------   -------------- -----------------------------------------------------------------------  -------------
                                                Independent Trustees

Sol Gittleman, 70             Indefinite;  Alice and Nathan Gantcher University Professor at Tufts University;            4
c/o Oppenheimer Asset            Since     Senior Vice President and Provost of Tufts University 1981-2001;
Management Inc.              January 2002  Director of Advantage Advisers Technology Partners, L.L.C., which is
200 Park Avenue                            an affiliate; Manager of Advantage Advisers Augusta Fund, L.L.C. ,
New York, NY 10166                         Advantage Advisers Troon Fund, L.L.C., and Advantage Advisers
Trustee                                    Sawgrass Fund, L.L.C., which are affiliates.

Luis Rubio, 49                Indefinite;  President of Centro de Investigacion Para el Desarrollo, A.C. (Center         11
c/o Oppenheimer Asset            Since     of Research Development)(2000 to present) and Director of same
Management Inc.              January 2002  1984 -- 2000); Adjunct Fellow of the Center for Strategic and
200 Park Avenue                            International Studies; Member of the Advisory Board of the National
New York, NY 10166                         Council of Science and Technology of Mexico (1993 to present);
Trustee                                    Director of the Human Rights Commission of Mexico City (1994 to
                                           2002; Director of The Asia Tigers Fund, Inc. and The India Fund,
                                           Inc., which are affiliates; Director of Advantage Advisers Technology
                                           Partners, L.L.C. and certain other offshore private investment funds administered by Oppenheimer, which are affiliates; Manager of
                                           Advantage Advisers Augusta Fund, L.L.C., Advantage Advisers Troon
                                           Fund, L.L.C., Advantage Advisers Sawgrass Fund, L.L.C, Advantage
                                           Advisers Stratigos Fund, L.L.C., Advantage Advisers Whistler Fund,
                                           L.L.C., Advantage Advisers Wynstone Fund, L.L.C., Advantage
                                           Advisers Xanthus Fund, L.L.C., and Advantage Advisers Xanthus II
                                           L.L.C., which are affiliates.

Janet L. Schinderman, 53      Indefinite;  Associate Dean for Special Projects and Secretary to the Board of              9
c/o Oppenheimer Asset            Since     Overseers at Columbia Business School since 1990;
Management Inc.              January 2002  Manager of Advantage Advisers Augusta Fund, L.L.C., Advantage
200 Park Avenue                            Advisers Troon Fund, L.L.C., Advantage Advisers Sawgrass Fund,
New York, NY 10166                         L.L.C., Advantage Advisers Stratigos Fund, L.L.C., Advantage
Trustee                                    Advisers Whistler Fund, L.L.C., Advantage Advisers Wynstone
                                           Fund, L.L.C., Advantage Advisers Xanthus Fund L.L.C.,
                                           Advantage Advisers Xanthus II L.L.C., which are affiliates.

Lawrence Becker, 49           Indefinite;  Private investor in real estate investment management concerns.               11
c/o Oppenheimer Asset            Since     From February 2000 through June 2003, he was V.P.--Controller/
Management Inc.              October 2003  Treasurer for National Financial Partners, which specializes in
200 Park Avenue                            financial services distribution. Prior to that, Mr. Becker was a
New York, NY 10166                         Managing Director--Controller/Treasurer of Oppenheimer Capital
Trustee                                    and its Quest for Value Funds. (Oppenheimer Capital is not
                                           affiliated with Oppenheimer Asset Management Inc.). Mr. Becker is a licensed CPA. He serves as the treasurer of The France
                                           Growth Fund, Inc.; Director of the Asia Tigers Fund, Inc. and The
                                           India Fund Inc., which are affiliates; Manager of Advantage
                                           Advisers Augusta Fund, L.L.C., Advantage Advisers Troon Fund,
                                           L.L.C., Advantage Advisers Sawgrass Fund, L.L.C, Advantage
                                           Advisers Stratigos Fund, L.L.C., Advantage Advisers Whistler
                                           Fund, L.L.C., Advantage Advisers Wynstone Fund, L.L.C.,
                                           Advantage Advisers Xanthus Fund, L.L.C., and Advantage
                                           Advisers Xanthus II, L.L.C., which are affiliates.

[BACK COVER]

These financial statements are intended only for the information of shareholders or those who have received the prospectus for shares of Advantage Advisers Multi-Sector Fund I which contains information about the sales charges, fees and other costs.

                             Principal Distributor:
                             Oppenheimer & Co. Inc.
                                200 Park Avenue
                                   24th Floor
                               New York, NY 10166

[FRONT COVER]

[LOGO] ADVANTAGE ADVISERS
       MULTI-SECTOR FUND I

              Annual
       Financial Statements
        For the Year Ended
        September 30, 2004

Item 2. Code of Ethics.

     (a) The registrant, on July 30, 2003, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

     (b) On August 10, 2004, the Code was amended to update the principal executive, financial and accounting officers to reflect appropriate changes to the registrant's officers and to make other conforming changes to funds covered by the Code as appropriate. Otherwise, there have been no amendments during the period covered to any provision of the Code.

     (c) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from any provisions of the Code of Ethics.

     (d)  Not applicable.

     (e)  Not applicable.

     (f) The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge, upon request made to the registrant at its address at 200 Park Avenue New York NY 10166.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Lawrence Becker, and that Mr. Becker is "independent." Lawrence Becker was elected as a non-interested trustee and Chairman of the Audit Committee at a meeting of the board of trustees held on October 29, 2003.

Item 4. Principal Accountant Fees and Services.

Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $104,500 for 2003 and $135,000 for 2004.

Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $3,500 for 2003 and $3,500 for 2004. Such services provided related to the review of the registrant's semi-annual report.

Tax Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $70,000 for 2003 and $75,000 for 2004. Such services included tax compliance services provided to the registrant.

All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                      The registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit services that the registrant's independent auditors provide to the registrant and (ii) all non-audit services that the registrant's independent auditors provide to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $211,500 for 2003 and $1,724,764 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.


Item 6. Schedule of Investments

Not yet applicable.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

                           ADVANTAGE ADVISERS, L.L.C.
                      ADVANTAGE ADVISERS MANAGEMENT, L.L.C.
                    ADVANTAGE ADVISERS MULTI-MANAGER, L.L.C.
              ADVANTAGE ADVISERS PRIVATE EQUITY MANAGEMENT, L.L.C.
                  ADVANTAGE ADVISERS AUGUSTA MANAGEMENT, L.L.C
                   ADVANTAGE ADVISERS TROON MANAGEMENT, L.L.C.
                  ADVANTAGE ADVISERS CATALYST MANAGEMENT, L.P.


                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

CHAPTER 1 BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS                           6
--------------------------------------------------------------------------------
CHAIRMAN & CEO ARE THE SAME PERSON                                             7
--------------------------------------------------------------------------------
INDEPENDENCE OF DIRECTORS                                                      8
--------------------------------------------------------------------------------
STOCK OWENERSHIP REQUEST                                                       9
--------------------------------------------------------------------------------
CHARITABLE CONTRIBUTIONS                                                      10
--------------------------------------------------------------------------------
DIRECTOR AND OFFICER INDEMNIFICATION  AND LIABILITY PROTECTION                11
--------------------------------------------------------------------------------
VOTE RECOMMENDATION                                                           12
--------------------------------------------------------------------------------
SIZE OF THE BOARD                                                             13
--------------------------------------------------------------------------------
VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS                            14
--------------------------------------------------------------------------------
TERM OF OFFICE                                                                15
--------------------------------------------------------------------------------
COMPENSATION DISCLOSURE                                                       16
--------------------------------------------------------------------------------

CHAPTER 2 AUDITORS                                                            17
--------------------------------------------------------------------------------
RATIFYING AUDITORS                                                            18
--------------------------------------------------------------------------------

CHAPTER 3 TENDER  OFFER DEFENSES                                              19
--------------------------------------------------------------------------------
POISON PILLS                                                                  20
--------------------------------------------------------------------------------
GREENMAIL                                                                     21
--------------------------------------------------------------------------------
SUPERMAJORITY VOTE                                                            22
--------------------------------------------------------------------------------

CHAPTER 4 MERGERS AND CORPORATE RESTRUCTURING                                 23
--------------------------------------------------------------------------------
CHANGING CORPORATE NAME                                                       24
--------------------------------------------------------------------------------
REINCORPORATION                                                               25
--------------------------------------------------------------------------------

CHAPTER 5 PROXY CONTEST DEFENSES                                              26
--------------------------------------------------------------------------------
BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS                               27
--------------------------------------------------------------------------------
CUMULATIVE VOTING                                                             28
--------------------------------------------------------------------------------
SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING                                 29
--------------------------------------------------------------------------------
SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD                              30
--------------------------------------------------------------------------------

CHAPTER 6 MISCELLANEOUS CORPORATE
GOVERNANCE  PROVISIONS                                                        31
--------------------------------------------------------------------------------
CONFIDENTIAL VOTING                                                           32
--------------------------------------------------------------------------------
SHAREHOLDER ADVISORY COMMITTEES                                               33
--------------------------------------------------------------------------------
FOREIGN CORPORATE MATTERS                                                     34
--------------------------------------------------------------------------------
GOVERNMENT SERVICE LIST                                                      35
--------------------------------------------------------------------------------

CHAPTER 7 SOCIAL AND ENVIRONMENTAL ISSUES                                     36
--------------------------------------------------------------------------------
ENERGY AND ENVIRONMENTAL ISSUES (CERES PRINCIPLES)                            37
--------------------------------------------------------------------------------
NORTHERN IRELAND (MACBRIDE PRINCIPLES)                                        38
--------------------------------------------------------------------------------
MAQUILADORA STANDARDS & INTERNATIONAL OPERATIONS AND POLICIES                 39
--------------------------------------------------------------------------------
EQUAL EMPLOYMENT OPPORTUNITY & DISCRIMINATION                                 40
--------------------------------------------------------------------------------
ANIMAL RIGHTS                                                                 41
--------------------------------------------------------------------------------

CHAPTER 8 CAPITAL STRUCTURE                                                   42
--------------------------------------------------------------------------------
COMMON STOCK AUTHORIZATION                                                    43
--------------------------------------------------------------------------------
BLANK CHECK PREFERRED STOCK                                                   44
--------------------------------------------------------------------------------
PREEMPTIVE RIGHTS                                                             45
--------------------------------------------------------------------------------
STOCK DISTRIBUTION: SPLITS AND DIVIDENDS                                      46
--------------------------------------------------------------------------------
REVERSE STOCK SPLITS                                                          47
--------------------------------------------------------------------------------
ADJUSTMENTS TO PAR VALUE OF COMMON STOCK                                      48
--------------------------------------------------------------------------------
DEBT RESTRUCTURING                                                            49
--------------------------------------------------------------------------------

CHAPTER 9 EXECUTIVE AND DIRECTOR COMPENSATION                                 50
--------------------------------------------------------------------------------
DIRECTOR COMPENSATION                                                         51
--------------------------------------------------------------------------------
SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY                      52
--------------------------------------------------------------------------------
EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)                                        53
--------------------------------------------------------------------------------
OPTIONS EXPENSING                                                             54
--------------------------------------------------------------------------------
GOLDEN PARACHUTES                                                             55
--------------------------------------------------------------------------------
PROPOSAL TO BAN GOLDEN PARACHUTES                                             56
--------------------------------------------------------------------------------
OUTSIDE DIRECTORS' RETIREMENT COMPENSATION                                    57
--------------------------------------------------------------------------------

CHAPTER 10  STATE OF INCORPORATION                                            58
--------------------------------------------------------------------------------
CONTROL SHARE ACQUISITION STATUTES                                            59
--------------------------------------------------------------------------------
OPT-OUT OF STATE TAKEOVER STATUTES                                            60
--------------------------------------------------------------------------------
CORPORATE RESTRUCTURING, SPIN-OFFS, ASSET SALES, LIQUIDATIONS                 61
--------------------------------------------------------------------------------

CHAPTER 11 CONFLICT OF INTEREST                                               62
--------------------------------------------------------------------------------
CONFLICTS                                                                     63
--------------------------------------------------------------------------------
CONFLICTS CONT'D                                                              64
--------------------------------------------------------------------------------

CHAPTER 12 CORPORATE GOVERNANCE COMMITTEE
& PROXY MANAGERS                                                              65
--------------------------------------------------------------------------------
CORPORATE GOVERNANCE COMMITTEE                                                66
--------------------------------------------------------------------------------
PROXY MANAGERS                                                                67
--------------------------------------------------------------------------------

CHAPTER 13 SPECIAL ISSUES WITH
------------------------------
VOTING FOREIGN PROXIES                                                        68
--------------------------------------------------------------------------------
SPECIAL ISSUES                                                                69
--------------------------------------------------------------------------------

CHAPTER 14 RECORD KEEPING                                                     70
--------------------------------------------------------------------------------
RECORD KEEPING                                                                71
--------------------------------------------------------------------------------

                                  INTRODUCTION

Rule 206(4)-6 (the "Rule") adopted under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers, L.L.C., Advantage Advisers Management, L.L.C., Advantage Advisers Multi-Manager, L.L.C., Advantage Advisers Private Equity Management, L.L.C., Advantage Advisers Augusta Management, L.L.C., Advantage Advisers Troon Management, L.L.C., Advantage Advisers Catalyst Management, L.P., Oppenheimer Emerging Markets Management, L.L.C., Oppenheimer Horizon management, L.L.C., Oppenheimer Institutional Horizon Management, L.L.C., and Oppenheimer Value Partners, L.P. (collectively, the "Advisers") are registered investment advisers under the Advisers Act and are therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

The Advisers act as investment advisers, managers or general partners to registered and unregistered investment companies and managed accounts (collectively, the "Accounts"). When an Adviser has investment discretion over an Account's investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

Investment discretion for a number of the Advisers' Accounts is exercised by portfolio managers that are either non-managing members of limited partners of an Adviser, or act as portfolio managers or subadvisers pursuant to agreements with the Advisers and/or the Accounts (collectively, the "Portfolio Managers"). In all cases where Portfolio Managers exercise investment discretion over the Accounts, the Portfolio Managers vote proxies for the Accounts in accordance with the policies and procedures of the investment advisory firms with which the Portfolio Managers are affiliated.

Appendix A hereto sets forth the Accounts for which each Adviser is responsible, whether the Advisers' proxy policies or the proxy policies of the Portfolio Managers are applicable to the Account.

                           Voting on Director Nominees
                            In Uncontested Elections

These proposals seek shareholder votes for persons who have been nominated by a corporation's board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:
        a) Company performance
        b) Composition of the board and key board committees
        c) Attendance at board meetings
        d) Corporate governance provisions and takeover activity

We may also consider:
        a) Board decisions concerning executive compensation
        b) Number of other board seats held by the nominee
        c) Interlocking directorships

Vote Recommendation

                                                It is our policy to vote IN
                                                FAVOR of the candidates proposed
                                                by the board.

We will look carefully at each candidate's background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

Chairman and CEO are the same person

      Shareholders may propose that different persons hold the positions of the chairman and the CEO.

      We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

Independence of Directors

      Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.

Vote Recommendation

                                                It is our policy to vote FOR
                                                proposals requesting that a
                                                majority of the Board be
                                                independent and that the audit,
                                                compensation and nominating
                                                committees of the board include
                                                only independent directors.

Stock Ownership Requirements

      Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

Vote Recommendation

                                                Vote AGAINST proposals that
                                                require director stock ownership

                            Charitable Contributions

      Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm's primary employment areas. Shareholders should not decide what the most worthwhile charities are.

Vote Recommendation

                                                (Shareholders Proposals)
                                                Vote AGAINST proposals regarding
                                                charitable contribution.

      Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

                      Director and Officer Indemnification
                            And Liability Protection

      These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

      When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgements incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

Vote Recommendation

                                                Vote AGAINST proposals that
                                                eliminate entirely director and
                                                officers' liability for monetary
                                                damages for violating the duty
                                                of care.

                                                Vote AGAINST indemnification
                                                proposals that would expand
                                                coverage beyond just legal
                                                expenses to acts, such as
                                                negligence, that are more
                                                serious violations of fiduciary
                                                obligations than mere
                                                carelessness.

                                                Vote FOR only those proposals
                                                providing such expanded coverage
                                                in cases when a director's or
                                                officer's legal defense was
                                                unsuccessful if: a) the director
                                                was found to have acted in good
                                                faith, and b) only if the
                                                director's legal expenses would
                                                be covered.

      The following factors should be considered:

            1. The present environment in which directors operate provides substantial risk of claims or suits against against them in their individual capacities arising out of the discharge of their duties.

            2. Attracting and retaining the most qualified directors enhances shareholder value.

                                Size of the Board

      Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation's changing needs.

Vote Recommendation

                                                Vote FOR the board's
                                                recommendation to increase or
                                                decrease the size of the board.

The following factors should be considered:

      1. These proposals may aim at reducing or increasing the influence of certain groups of individuals.

      2. This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

Voting on Director Nominees in Contested Elections

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis. The following factors are considered:

      1.    management's track record
      2.    background to the proxy contest
      3.    qualifications of director nominees

                                 Term Of Office

This is a shareholder's proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

Vote recommendation

                                                Vote AGAINST shareholder
                                                proposals to limit the tenure of
                                                outside directors.

The following factors should be considered:

      1. An experienced director should not be disqualified because he or she has served a certain number of years.

      2. The nominating committee is in the best position to judge the directors' terms in office due to their understanding of a corporation's needs and a director's abilities and experience.

      3. If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

                             Compensation Disclosure

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.

Vote Recommendation

                                               (shareholders policy)
                                               Vote AGAINST these proposals that
                                               require disclosure, unless we
                                               have reason to believe that
                                               mandated disclosures are
                                               insufficient to give an accurate
                                               and meaningful account of senior
                                               management compensation.

The following factors should be considered:

      1. Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

      2. Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

      3. The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

                                    CHAPTER 2

                                    AUDITORS

Ratifying Auditors

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

Vote Recommendation

                                                Vote FOR proposal to ratify
                                                auditors.

The following factors should be considered:

      1. Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

      2. Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

      3. If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, then in this case vote AGAINST ratification.

                                    CHAPTER 3

                              TENDER OFFER DEFENSES

                                  Poison Pills

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer's equity in the target company, b) dilute the acquirer's voting interests in the target company, or c) dilute the acquirer's equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.

Vote Recommendation

                                                Vote FOR shareholder proposals
                                                asking that a company submit its
                                                poison pill for shareholder
                                                ratification.

                                                Vote on a CASE-BY-CASE basis
                                                regarding shareholder proposals
                                                to redeem a company's poison
                                                pill.

                                                Vote on a CASE-BY-CASE basis
                                                regarding management proposals
                                                to ratify a poison pill.

                                    Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company's name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

Vote Recommendation

                                                Vote FOR proposals to adopt anti
                                                Greenmail or bylaw amendments or
                                                otherwise restrict a company's
                                                ability to make Greenmail
                                                payments

                                                Vote on a CASE-BY-CASE basis
                                                regarding anti- Greenmail
                                                proposals when they are bundled
                                                with other charter or bylaw
                                                amendments.

The following factors should be considered:

      1. While studies by the SEC and others show that Greenmail devalues the company's stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

                               Supermajority Vote

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.

Vote Recommendations

                                                Vote AGAINST management
                                                proposals to require a
                                                Supermajority shareholder vote
                                                to approve mergers and other
                                                significant business
                                                combinations.

                                                Vote FOR shareholder proposals
                                                to lower Supermajority vote
                                                requirements for mergers and
                                                other significant business
                                                combinations.

The following factors should be considered:

      1. Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

      2. Supermajority vote may make action all but impossible.

      3. Supermajority requirements are counter to the principle of majority rule.

                                    CHAPTER 4

                                     MERGERS
                                       AND
                                    CORPORATE
                                  RESTRUCTURING

                             Changing Corporate Name

This proposal seeks shareholder approval to change the corporation's name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

Vote Recommendation

                                                Vote FOR changing the corporate
                                                name.

The following factors should be considered:

      1. A name of a corporation symbolizes its substance.

      2. There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

      3. The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

                                 Reincorporation

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company's most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware's state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.

Vote recommendation

                                                Vote on a CASE-BY-CASE basis,
                                                carefully reviewing the new
                                                state's laws and any significant
                                                changes the company makes in its
                                                charter and by-laws.

The following factors should be considered:

      1. The board is in the best position to determine the company's need to incorporate.

      2. Reincorporation may have considerable implications for shareholders, affecting a company's takeover defenses, its corporate structure or governance features.

      3. Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

                                    CHAPTER 5

                                      PROXY
                                     CONTEST
                                    DEFENSES

                 Board Structure: Staggered vs. Annual Elections

A company that has classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

Vote Recommendations

                                                Vote AGAINST proposals to
                                                classify the board. Vote FOR
                                                proposals to repeal classified
                                                boards and to elect all
                                                directors annually.

The following factors should be considered:

      1. The annual election of directors provides an extra check on management's performance. A director who is doing a good job should not fear an annual review of his/her directorship.

                                Cumulative Voting

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called "one share, one vote" standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

Vote Recommendation

                                                Vote AGAINST proposals that
                                                permit cumulative voting.

The following factors should be considered:

      1. Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

      2. Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

      3.    Cumulative voting can allow a minority to have representation.

      4. Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders' best interests.

                  Shareholders' Ability to Call Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

Vote Recommendation

                                                Vote AGAINST proposals to
                                                restrict or prohibit shareholder
                                                ability to call special
                                                meetings.

                                                Vote FOR proposals that remove
                                                restrictions on the right of
                                                shareholders to act
                                                independently of management.

                Shareholders' Ability to Alter Size of the Board

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

Vote Recommendations

                                                Vote FOR proposal which seek to
                                                fix the size of the board.

                                                Vote AGAINST proposals which
                                                give management the ability to
                                                alter the size of the board
                                                without shareholder approval.

                                    CHAPTER 6

                                  MISCELLANEOUS
                                    CORPORATE
                                   GOVERNANCE
                                   PROVISIONS

                               Confidential Voting

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

Vote Recommendations

                                                Vote FOR shareholder proposals
                                                requesting that corporations
                                                adopt confidential voting.

                                                Vote FOR management proposals to
                                                adopt confidential voting.

The following factors should be considered:

      1. Some shareholders elect to have the board not know how they voted on certain issues.

      2. Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

      3. Confidential voting is an important element of corporate democracy which should be available to the shareholder.

                         Shareholder Advisory Committees

These proposals request that the corporation establish a shareholder advisory committee to review the board's performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

Vote Recommendation

                                                Vote AGAINST proposals to
                                                establish a shareholder advisory
                                                committee.

The following factors should be considered:

      1. Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

      2. Adding another layer to the current corporate governance system would be expensive and unproductive.

                            Foreign Corporate Matters

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

Vote Recommendation

                                                Vote FOR proposals that concern
                                                foreign companies incorporated
                                                outside of the United States.

The following factors should be considered:

      1. The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

      2. The board of directors is well-positioned to determine whether or not these types of actions are in the best interest of the corporation's shareholders.

                             Government Service List

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

Vote Recommendation

                                                Vote AGAINST these proposals
                                                which a request a list of
                                                employees having been employed
                                                by the government.

The following factors should be considered:

      1. For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

      2. Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

      3. Additional disclosure would be an unreasonable invasion of such individual's privacy.

                                    CHAPTER 7

                                     SOCIAL
                                       AND
                                  ENVIRONMENTAL
                                     ISSUES

                         Energy and Environmental issues
                               (CERES Principles)

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

Vote Recommendation

                                                Vote AGAINST proposals
                                                requesting that companies sign
                                                the CERES Principles.

The following factors should be considered:

      1. We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

                                Northern Ireland
                              (MacBride Principles)

It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

Vote Recommendation

                                                REFRAIN from voting on proposals
                                                that request companies to adopt
                                                the MacBride Principles.

The following factors should be considered:

      1. We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

      2. We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers' status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                            Maquiladora Standards and
                      International Operations and Policies

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries. The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

Vote Recommendation

                                                ABSTAIN from providing a vote
                                                recommendation on proposals
                                                regarding the Maquiladora
                                                Standards and international
                                                operating policies.

The following factors should be considered:

      1. We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

      2. We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers' securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                          Equal Employment Opportunity
                               And Discrimination

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

Vote Recommendation

                                                REFRAIN from voting on any
                                                proposals regarding equal
                                                employment opportunities and
                                                discrimination.

The following factors should be considered:

      1. We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

                                  Animal Rights

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

Vote Recommendation

                                                REFRAIN from making vote
                                                recommendations on proposals
                                                regarding animal rights.

The following factors should be considered:

      1. Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

      2. We also feel that this issue is already subject to significant state and federal regulation.

                                    CHAPTER 8

                                     CAPITAL
                                    STRUCTURE

                           Common Stock Authorization

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation's best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation's direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

Vote Recommendation

                                                Vote Case-By-Case on proposals
                                                increase the number of shares of
                                                common stock authorized for
                                                issue.

                                                Vote AGAINST proposed common
                                                share authorization that
                                                increase existing authorization
                                                by more then 100 percent unless
                                                a clear need for the excess
                                                shares is presented by the
                                                company.

The following factors should be considered:

      1. Is this company going to make frequent business acquisitions over a period of time?

      2.    Is the company expanding its operations?

      3. Within the company, are there any debt structuring or prepackaged bankruptcy plans?

                           Blank Check Preferred Stock

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

Vote Recommendation

                                                Vote AGAINST proposals
                                                authorizing the creation of new
                                                classes of preferred stock with
                                                unspecified voting, conversion,
                                                dividend distribution, and other
                                                rights.

The following factors should be considered:

      1. Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

                                Preemptive Rights

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Vote Recommendation

                                                Vote AGAINST proposals seeking
                                                preemptive rights.

The following factors should be considered:

      1. The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

      2. Preemptive rights are not necessary for the shareholder in today's corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

Stock Distributions:  Splits and Dividends

Stock Splits

The corporation requests authorization for a stock split.

Vote recommendation

                                                Vote FOR management proposal to
                                                authorize stock splits unless
                                                the split will result in an
                                                increase of authorized but
                                                unissued shares of more than
                                                100% after giving effect to the
                                                shares needed for the split.

Reverse Stock Splits

Vote Recommendation

                                                Vote FOR management proposal to
                                                authorize reverse stock split
                                                unless the reverse stock split
                                                results in an increase of
                                                authorized but unissued shares
                                                of more than 100% after giving
                                                effect to the shares needed for
                                                the reverse split.

                    Adjustments to Par Value of Common Stock

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

Vote Recommendation

                                                Vote FOR management proposals to
                                                reduce the par value of common
                                                stock.

The following factors should be considered:

      1. State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

      2. A corporation may be unable to raise capital if the par value is overstated.

Debt Restructurings

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Vote Recommendation

                                                It is our policy to vote
                                                CASE-BY-CASE on debt
                                                restructuring

The following factors should be considered:

      1. Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

      2. Change in Control - Will the transaction result in a change of control of the company?

      3. Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

                                    CHAPTER 9

                                    EXECUTIVE
                                       AND
                                    DIRECTOR
                                  COMPENSATION

                              Director Compensation

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

Vote Recommendation

                                                Vote on a CASE-BY-CASE basis for
                                                director compensation.

The following factors should be considered:

      1. As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

            Shareholder Proposal to Limit Executive and Director Pay

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.

 Vote Recommendation

                                                Vote on a CASE-BY-CASE basis

The following factors should be considered:

      1. Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

                     Employee Stock Ownership Plans (ESOPs)

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

Vote Recommendation

                                                Vote FOR proposals to adopt
                                                share-based compensation plans
                                                when the following items are
                                                involved:

      1. The exercise price for stock options is less than 85% of fair market value on the date of the grant.

      2. It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

      3. The shares for issue exceed 8% of the company's outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

                                                Vote AGAINST proposals adopting
                                                share based compensation plans
                                                when the following items are
                                                involved:

      1.    Re-load options (new options issued for any exercised).

      2. The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

                                Options Expensing

Shareholder proposal to expense options.

Vote Recommendation

                                                It is our policy to vote FOR
                                                proposals to expense options

                                Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee's annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

Vote Recommendation

                                                Vote FOR proposals which seek to
                                                limit additional compensation
                                                payments.

                                                Vote FOR shareholder proposals
                                                to have golden parachutes
                                                submitted for shareholder
                                                ratification.

The following factors should be considered:

      1. The stability of management may be affected by an attempted acquisition of the corporation.

      2. There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

                        Proposal to Ban Golden Parachutes

Based on the foregoing information:

Vote Recommendation

                                                We are FOR this proposal, which
                                                essentially bans golden
                                                parachutes, because we feel
                                                management's compensation should
                                                be solely based on real-time
                                                contributions to the corporation
                                                while they are serving it.
                                                Deferred current compensation is
                                                viewed differently than future,
                                                contingent compensation for
                                                current services.

                   Outside Directors' Retirement Compensation

We believe that directors should only be compensated while serving the company.

Vote Recommendations

                                                Vote AGAINST proposals
                                                establishing outside directors'
                                                retirement compensation. Vote
                                                FOR proposals that revoke
                                                outside directors' retirement
                                                compensation.

                                   CHAPTER 10

                                      STATE
                                       OF
                                  INCORPORATION

                       Control Share Acquisition Statutes

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

Vote Recommendation

                                                Vote AGAINST proposals which
                                                request the board to seek
                                                shareholder approval before
                                                committing to an acquisition.

The following factors should be considered:

      1. These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

      2.    Conforming to these requirements can be expensive.

      3. The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

      4. The threshold levels usually imposed by these proposals are much more stringent than required by law.

                       Opt-Out of State Takeover Statutes

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company's stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.

Vote recommendation

                                                Vote on a CASE-BY-CASE basis for
                                                these proposals.

The following factors should be considered:

      1. It is the directors' responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

      2. Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

      3. These statutes strengthen the board's ability to deal with potential buyers on fair and reasonable terms.

      4. Shareholders should have the final say on whether the company should be merged or acquired.

Corporate Restructuring, Spin-Offs Asset Sales, Liquidations

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a case by case basis.

                                   CHAPTER 11

                                    CONFLICTS
                                       OF
                                    INTEREST

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers' clients and the interests of the Advisers, their affiliates and their employees. Conflicts of interest may arise when:

      1. Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of an Adviser or an investment banking relationship with Fahnestock & Co. Inc., an affiliate of the Advisers.

      2. A proponent of a proxy proposal has a business relationship with an Adviser or one of its affiliates or an Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

      3. An employee of an Adviser has a personal interest in the outcome of a particular matter before shareholders.

If an Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is "material" to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

      1. Routine proxy proposals are presumed not to involve a material conflict of interest.

      2. Non-routine proxy proposals-Proxy proposals that are "non- routine" will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

Conflicts cont'd

      3. The Governance Committee may determine on a case by case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to an Adviser's conflict vis-a-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, an Adviser may vote regarding that proposal in any of the following ways:

            a)    Obtain instructions from the client on how to vote.

            b) Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case by case analysis.

            c) Vote the proposal that involves the conflict according to the recommendations of an independent third party, including, but not limited to, Institutional Share Services Inc. or Investor Responsibility Research Center.

                                   CHAPTER 12

                              GOVERNANCE COMMITTEE
                                       AND
                                 PROXY MANAGERS

Governance Committee

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and an Adviser in voting proxies is material. The Governance Committee includes the following: Chief Executive Officer, the Chief Legal Officer and the Chief Compliance Officer of the Advisers.

PROXY MANAGERS

The Proxy Manager for the Advisers is the internal portfolio manager(s). The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

                                   CHAPTER 13

                           SPECIAL ISSUES WITH VOTING
                                 FOREIGN PROXIES

Special Issues with Voting Foreign Proxies

      Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

      1. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

      2. In some foreign countries shares may be "blocked" by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. The Advisers may refrain from voting shares of foreign stocks subject to blocking restrictions where in an Adviser's judgment, the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case by case basis based on relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered a long-term holding.

      3. Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

      4. In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Advisers will weigh the costs and benefits of voting on proxy proposals in such countries on a case by case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Advisers will not vote shares in any such markets on routine matters such as uncontested elections of directors, ratification of auditors, etc.

                                   CHAPTER 14

                                 RECORD KEEPING

Record Keeping

The Advisers will maintain the following records:

      1.    Copies of these policies

      2. A copy of each proxy statement that an Adviser receives regarding client securities. An Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

      3. A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

      4. A copy of any document created by an Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

      5. A copy of each written client request for information on how the Advisers voted proxies on behalf of the client and a copy of written response by an Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisers.

APPENDIX A

Advisor                             Client                                      Policy
-------                             ------                                      ------
Advantage Advisers                  Advantage Advisers                          This policy is applicable.
Management, LLC.                    Alyeska Fund, LLC.
                                    is a registered fund of funds

                                    Advantage Advisers                          Alkeon Capital
                                    Technology Partners, LLC.                   Management proxy
                                    The portfolio manger is Alkeon              policy, attached hereto as
                                    Capital Management, L.L.C.                  Exhibit A, is applicable.

                                    Advantage Advisers Stratigos                Alkeon Capital
                                    Fund, LLC. The portfolio manger is          Management proxy policy
                                    Is Alkeon Capital Management                is applicable.

                                    Advantage Advisers Xanthus                  Alkeon Capital
                                    Fund, LLC. The portfolio manager is         Management proxy
                                    Alkeon Capital Management                   policy is applicable.

                                    Advantage Advisers Sawgrass Fund,           CWH Associates Inc.
                                    LLC. The portfolio manager is CWH           proxy policy, attached
                                    Associates, Inc.                            hereto as Exhibit B, is
                                                                                applicable.

                                    Advantage Advisers Wynstone                 KBW Asset Management
                                    Fund, LLC. The portfolio manager            Inc. proxy policy, attached
                                    is KBW Asset Management Inc.                hereto as Exhibit C, is
                                                                                applicable.

                                    Advantage Advisers Whistler Fund,           This policy is applicable.
                                    LLC. is a registered fund of funds

                                    Mercantile Long-Short Manager Fund,         This policy is applicable.
                                    LLC. Advantage Advisers Management
                                    LLC. acts as subadvisor to this fund.

Advantage Advisers                  Advantage Advisers Alyeska Int'l Ltd.       This policy is applicable.
Multi Manager, LLC.

                                    Advantage Advisers Catalyst Int'l, Ltd.     Ridgecrest Investment
                                    Ridgecrest Investment Management,           Management LLC proxy
                                    LLC acts as portfolio manager.              policy, attached hereto as
                                                                                Exhibit D, is applicable.

                                    Advantage Advisers Deauville Europe
                                    Fund, Ltd. is a fund of funds.              This policy is applicable.

                                    Advantage Advisers Deauville                This policy is applicable.
                                    Europe Master Fund, Ltd. is a fund of funds.

                                    Advantage Advisers Deauville Europe
                                    Fund, LLC is a fund of funds.               This policy is applicable.

Advisor                             Client                                      Policy
-------                             ------                                      ------
                                    Advantage Advisers Sawgrass                 CWH Associates Inc,
                                    International, Ltd.  CWH Associates,        proxy policy, attached
                                    Inc. acts as portfolio manager.             hereto as Exhibit E, is
                                                                                applicable.

                                    Advantage Advisers Technology               Alkeon Capital
                                    International, Ltd. Alkeon Capital          Management proxy
                                    Management acts as subadvisor               policy, attached hereto as
                                                                                Exhibit A, as applicable.

                                    Advantage Advisers Troon                    Mark Asset Mgt. Corp.
                                    International, Ltd. Mark Asset              proxy policy, attached
                                    Management Corp. acts as portfolio          hereto as Exhibit F, is
                                    manager.                                    applicable.

                                    Advantage Advisers Whistler                 This policy is applicable.
                                    International, Ltd. is a fund of funds.

Advantage Advisors                  General partner to Advantage Advisers       This policy is applicable.
Private Equity Management,          Private Equity Partners, L.P. ("COPEP").
LLC

Advantage Advisers Troon            Investment advisor to Advantage Advisers    Proxy policies of Mark
Management, L.L.C.                  Troon Fund, LLC. Mark Asset                 Asset Management
                                    Management Corporation acts as portfolio    Corporation, attached
                                    manager.                                    hereto as Exhibit F, are applicable.

Oppenheimer Catalyst                General Partner and investment adviser      Ridgecrest Investment
Management L.P.                     to Advantage Adviser Catalyst               Management LLC's
                                    Partners, LP. Ridgecrest Investment         proxy policies, attached
                                    Management LLC. personnel act as            hereto as Exhibit D, are
                                    portfolio manager.                          applicable.

Oppenheimer Emerging                This adviser has no clients and             To the extent this adviser
Emerging Markets                    is inactive.                                has clients in the future
Management, LLP                                                                 this policy will be applicable.

Oppenheimer Value                   This adviser has no clients and             To the extent this adviser
Partners, LP                        is inactive.                                has clients in the future
                                                                                this policy will be
                                                                                applicable.

Oppenheimer Horizon                 Managing member of Oppenheimer              The proxy policies of
Management, LP                      Horizon Management, LLC, which is the       Contrarian Capital
                                    General Partner of Oppenheimer Horizon      Management LLC,
                                    Partners, LP. is closed to new investors    attached hereto as Exhibit
                                    and is in the process of being liquidated.  G, are applicable.
                                    The portfolio manager for Oppenheimer
                                    Horizon Partners, LP is Contrarian Capital
                                    Management, LLC.

Advisor                             Client                                      Policy
-------                             ------                                      ------
Oppenheimer                         General Partner and investment              The proxy policies
Institutional Horizon               adviser to Oppenheimer                      of Contrarian Capital
Management, LP                      Institutional Horizon Partners, LP,         Management LLC,
                                    an unregistered fund in the process         attached hereto as
                                    of being liquidated. Contrarian             Exhibit G, are
                                    Capital Management LLC is the               applicable.
                                    portfolio manager for Oppenheimer
                                    Institutional Horizon Partners, LP.

Advantage Advisers                  Investment adviser of Advantage             The proxy policies of
Augusta Management, LLC             Advisers Augusta Fund, LLC. Ardsley         Ardsley advisory Partners,
                                    Advisory Partners personnel act as          attached hereto as Exhibit
                                    portfolio manager.                          H, are applicable.

                         ALKEON CAPITAL MANAGEMENT, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

                               As of June 30, 2003

I.   Policy

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Alkeon Capital Management, LLC ("Alkeon") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  Proxy Voting Procedures

     (a) All proxies received by Alkeon will be sent to Alkeon's Compliance Officer, currently Greg Boye. The Compliance Officer will:

          (1)  Keep a record of each proxy received;

          (2) Determine if there are any routine proposals and vote them accordingly (see Section III). If there are non-routine proposals, the Compliance Officer will then forward the proxy to the Portfolio Manager or Analyst responsible for that given security;

          (3) Determine which accounts managed by Alkeon hold the security to which the proxy relates;

          (4) Provide the Portfolio Manager or Analyst with the date by which Alkeon must vote the proxy in order to allow enough time for the completed proxy to be submitted to the issuer prior to the vote taking place.

          (5) Absent material conflicts (see Section IV), the Portfolio Manager or Analyst will determine how Alkeon should vote the proxy. The Portfolio Manager or Analyst will send his or her decision on how Alkeon will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and entering the vote information in the ADP ProxyEdge system, or mailing the proxy in a timely manner if ADP ProxyEdge is not available.

III. Voting Guidelines

     In the absence of specific voting guidelines from the client, Alkeon will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Alkeon believes that voting proxies in accordance with the following guidelines is in the best interest of its clients.

               o Generally, Alkeon will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated) and selection of auditors.

               o Generally, Alkeon will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be over represented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

               o Alkeon has determined that in most cases it will vote for the expensing of stock options as the consensus feeling is that options are an actual expense of a given issuer unless in extraordinary circumstances approved by the Compliance Officer.

     For other proposals, Alkeon shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

     (1) whether the proposal was recommended by management and Alkeon's opinion of management;

     (2) whether the proposal acts to entrench existing management; and

     (3) whether the proposal fairly compensates management for past and future performance.

IV.  Conflicts of Interest

     (1) The Compliance Officer will identify any conflicts that exist between the interest of Alkeon and its clients. This examination will include a review of the relationship of Alkeon and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer or its management is a client of Alkeon or an affiliate of Alkeon or has some other relationship with Alkeon or a client of Alkeon. Examples of conflicts would be voting on any security of Bank of America or Fahnstock, as Alkeon manages funds sponsored by both entities.

     (2) If a material conflict exists, the Compliance Officer will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. The Compliance Officer will ensure that all proposals are voted in the best interest of the client by having all material conflicts reviewed by a proxy voting committee consisting of the Compliance Officer and two Portfolio Managers.

V.   Disclosure

     (a) Alkeon will disclose in its Form ADV Part II that clients may contact the Compliance Officer via e-mail at gboye@alkeoncapital.com or telephone at
(212) 389-8704 in order to obtain information on how Alkeon voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a report to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Alkeon voted the client's proxy.

     (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Alkeon's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  Recordkeeping

     The Compliance Officer will maintain files relating to Alkeon's proxy voting procedures in Alkeon's office at 350 Madison Avenue, 9th Floor, New York, NY 10017. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Alkeon. Records of the following will be included in the files:

     (a) Copies of these proxy voting policies and procedures, and any amendments thereto.

     (b) A copy of each proxy statement that Alkeon receives, provided however that Alkeon may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

     (c) A record of each vote that Alkeon casts on behalf of clients.

     (d) A copy of each written client request for information on how Alkeon voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Alkeon voted its proxies.

     (e) A copy of any document Alkeon created that was material to making a decision how to vote proxies, or that memorializes the basis for decision.

                                 DAILY CHECKLIST
--------------------------------------------------------------------------------

     The following Tasks should be performed each day while using Proxy Edge

Run the Proxy Data feed:

o    o     Run an Online Proxy Data feed

o    o     Check the printer for the Data feed log

--------------------------------------------------------------------------------
          NOTE: The Data feed Log will print only if an error occurred.
--------------------------------------------------------------------------------

Print the Proxy Data feed reports:

o    o     Print the Proxy Data feed Reports: Ballots Rejected,
     Meetings Rejected and Votes Rejected

Mail: Open mail and sort by meeting date

Update the Tickler List:

o    o     Sort the Tickler List by meeting date

o    o     Update the Material Received Date column to record the receipt of the proxies

o    o     Update the Analyst column with the individual responsible for voting each proxy statement

Record the receipt of your paper ballots:

o    o     Add the ballot shares and received date for the account whose paper ballot arrived

Run Operation Reports:

o    o     Print the Ballots Not received Report and the Share Discrepancy
     Report and fax them to your custodians

Enter Votes

o    o     Record vote decisions on the Vote Agenda screen

Approve Votes (optional):
o    o     Update the Approve Date column where your internal review committee approves the votes

Run Management Tracking Reports:

o    o     Print the Unapproved Votes Report, the Unvoted Meetings Report and
     other reports as needed

                           KBW ASSET MANAGEMENT, INC.

                               PROXY VOTING MANUAL

SECTION 1 BOARD OF DIRECTORS

   VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS .....................  1
      VOTE RECOMMENDATION ...................................................  1
   CHAIRMAN & CEO ARE THE SAME PERSON .......................................  2
      INDEPENDENCE OF DIRECTORS .............................................  3
      STOCK OWERSHIP REQUEST ................................................  4
   CHARITABLE CONTRIBUTIONS .................................................  5
      VOTE RECOMMENDATION ...................................................  5
   DIRECTOR AND OFFICER INDEMNIFICATION  AND LIABILITY PROTECTION ...........  6
      VOTE RECOMMENDATION ...................................................  7

   SIZE OF THE BOARD ........................................................  8
      VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS ....................  8
   TERM OF OFFICE ...........................................................  9
      VOTE RECOMMENDATION ................................................... 10
   COMPENSATION DISCLOSURE .................................................. 11
      VOTE RECOMMENDATION ................................................... 11

SECTION 2 AUDITORS .......................................................... 12
   RATIFYING AUDITORS ....................................................... 13
      VOTE RECOMMENDATION ................................................... 13

SECTION 3 TENDER OFFER DEFENSES ............................................. 14
   POISON PILLS ............................................................. 15
      VOTE RECOMMENDATION ................................................... 15
   GREENMAIL ................................................................ 16
      VOTE RECOMMENDATION ................................................... 16
   SUPERMAJORITY VOTE ....................................................... 17
      VOTE RECOMMENDATIONS .................................................. 17

SECTION 4 MERGERS AND CORPORATE RESTRUCTURING ............................... 18
   CHANGING CORPORATE NAME .................................................. 19
      VOTE RECOMMENDATION ................................................... 19
   REINCORPORATION .......................................................... 20
      VOTE RECOMMENDATION ................................................... 20

SECTION 5 PROXY CONTEST DEFENSES ............................................ 21
   BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS .......................... 22
      VOTE RECOMMENDATIONS .................................................. 22
   CUMULATIVE VOTING ........................................................ 23
      VOTE RECOMMENDATION ................................................... 23
   SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING ............................ 24
      VOTE RECOMMENDATION ................................................... 24
   SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD ......................... 25
      VOTE RECOMMENDATIONS .................................................. 25

SECTION 6 MISCELLANEOUS CORPORATE GOVERNANCE  PROVISIONS .................... 26
   CONFIDENTIAL VOTING ...................................................... 27
      VOTE RECOMMENDATIONS .................................................. 27
   SHAREHOLDER ADVISORY COMMITTEES .......................................... 28
      VOTE RECOMMENDATION ................................................... 28
   FOREIGN CORPORATE MATTERS ................................................ 29
   VOTE RECOMMENDATION ...................................................... 29

   GOVERNMENT SERVICE LIST .................................................. 30
      VOTE RECOMMENDATION ................................................... 30

SECTION 7 SOCIAL AND ENVIRONMENTAL ISSUES ................................... 31
   ENERGY AND ENVIRONMENTAL ISSUES (CERES PRINCIPLES) ....................... 32
      VOTE RECOMMENDATION ................................................... 32
   NORTHERN IRELAND (MACBRIDE PRINCIPLES) ................................... 33
      VOTE RECOMMENDATION ................................................... 33
   MAQUILADORA STANDARDS & INTERNATIONAL OPERATIONS AND POLICIES ............ 34
      VOTE RECOMMENDATION ................................................... 34
   EQUAL EMPLOYMENT OPPORTUNITY & DISCRIMINATION ............................ 35
      VOTE RECOMMENDATION ................................................... 35
   ANIMAL RIGHTS ............................................................ 36
      VOTE RECOMMENDATION ................................................... 36

SECTION 8 CAPITAL STRUCTURE ................................................. 37
   COMMON STOCK AUTHORIZATION ............................................... 38
      VOTE RECOMMENDATION ................................................... 38
   BLANK CHECK PREFERRED STOCK .............................................. 39
      VOTE RECOMMENDATION ................................................... 39
   PREEMPTIVE RIGHTS ........................................................ 40
      VOTE RECOMMENDATION ................................................... 40
   STOCK DISTRIBUTION ....................................................... 42
      SPLITS AND DIVIDENDS .................................................. 42
   ADJUSTMENTS TO PAR VALUE OF COMMON STOCK ................................. 43
      VOTE RECOMMENDATION ................................................... 43
   DEBT RESTRUCTURING ....................................................... 44

SECTION 9 EXECUTIVE AND DIRECTOR COMPENSATION ............................... 45
   DIRECTOR COMPENSATION .................................................... 47
      VOTE RECOMMENDATION ................................................... 47
   SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY ................. 48
      VOTE RECOMMENDATION ................................................... 48
   EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS) ................................... 49
      VOTE RECOMMENDATION ................................................... 49
   OPTIONS EXPENSING ........................................................ 50
      VOTE RECOMMENDATION ................................................... 51
   GOLDEN PARACHUTES ........................................................ 52
      VOTE RECOMMENDATION ................................................... 52
   PROPOSAL TO BAN GOLDEN PARACHUTES ........................................ 53
      VOTE RECOMMENDATION ................................................... 53
   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION ............................... 54
      VOTE RECOMMENDATIONS .................................................. 54

SECTION 10  STATE OF INCORPORATION .......................................... 55
   CONTROL SHARE ACQUISITION STATUTES ....................................... 56
      VOTE RECOMMENDATION ................................................... 56
   OPT-OUT OF STATE TAKEOVER STATUTES ....................................... 57
      VOTE RECOMMENDATION ................................................... 58
   CORPORATE RESTRUCTURING, SPIN-OFFS, ASSET SALES, LIQUIDATIONS ............ 60

SECTION 11 CONFLICT OF INTEREST ............................................. 61

SECTION 12 CORPORATE GOVERNANCE COMMITTEE & PROXY MANAGERS .................. 63
      CORPORATE GOVERNANCE COMMITTEE ........................................ 64

1. BOARD OF DIRECTORS

--------------------------------------------------------------------------------
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
--------------------------------------------------------------------------------

These proposals seek shareholder votes for persons who have been nominated by a corporation's board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:

      a)   Company performance

      b)   Composition of the board and key board committees

      c)   Attendance at board meetings

      d)   Corporate governance provisions and takeover activity

We may also consider:

      a)   Board decisions concerning executive compensation

      b)   Number of other board seats held by the nominee

      c)   Interlocking directorships

      Vote Recommendation

                                           It is our policy to vote IN FAVOR of
                                           the candidates proposed by the board.

      We will look carefully at each candidate's background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

--------------------------------------------------------------------------------
CHAIRMAN AND CEO ARE THE SAME PERSON
--------------------------------------------------------------------------------

Shareholders may propose that different persons hold the positions of the chairman and the CEO.

We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management

--------------------------------------------------------------------------------
INDEPENDENCE OF DIRECTORS
--------------------------------------------------------------------------------

Shareholders may request that the board be comprised of a majority of independent directors and that audit compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.

      Vote Recommendation
                                                   It is our policy to vote FOR
                                                   proposals requesting that
                                                   a majority of the Board be
                                                   independent and that the
                                                   audit, compensation and
                                                   nominating committees of
                                                   the board be comprised only
                                                   of independent directors.

--------------------------------------------------------------------------------
STOCK OWNERSHIP REQUIREMENTS
--------------------------------------------------------------------------------

Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

      Vote Recommendation
                                                (Shareholders Proposals)
                                                Vote AGAINST proposals that
                                                require director stock ownership

--------------------------------------------------------------------------------
CHARITABLE CONTRIBUTIONS
--------------------------------------------------------------------------------

Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm's primary employment areas. Shareholders should not decide what the most worthwhile charities are.

Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

      Vote Recommendation

                                             (Shareholders Proposals)
                                              Vote AGAINST proposals
                                              regarding charitable contribution.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

      These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

      When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgements incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

      Vote Recommendation

                                                   It is our policy to vote on a
                                                   CASE-BY-CASE basis for
                                                   proposals seeking
                                                   indemnification and
                                                   liability protection for
                                                   Directors and Officers.

--------------------------------------------------------------------------------
SIZE OF THE BOARD
--------------------------------------------------------------------------------

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

      Vote Recommendation

                                                   Vote FOR proposal which seek
                                                   to fix the size of the board.

                                                   Vote AGAINST proposals
                                                   which give management the
                                                   ability to alter the size
                                                   of the board without
                                                   shareholder approval.


--------------------------------------------------------------------------------
Voting on Director Nominees in Contested Elections
--------------------------------------------------------------------------------

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis. The following factors are considered:

          1.  management's' track record
          2.  background and the proxy contest
          3.  qualifications of director nominees

--------------------------------------------------------------------------------
Term of Office
--------------------------------------------------------------------------------

This is a shareholder's proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

      Vote Recommendation

                                          Vote AGAINST shareholder proposals to
                                          limit the tenure of outside directors.

The following factors should be considered:

      1. An experienced director should not be disqualified because he or she has served a certain number of years.

      2. The nominating committee is in the best position to judge the directors' terms in office due to their understanding of a corporation's needs and a director's abilities and experience.

      3. If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

--------------------------------------------------------------------------------
Compensation Disclosure
--------------------------------------------------------------------------------

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.

      Vote Recommendation

                                             (shareholders policy)
                                             Vote AGAINST these proposals that
                                             require disclosure, unless we have
                                             reason to believe that mandated
                                             disclosures are insufficient to
                                             give an accurate and meaningful
                                             account of senior management
                                             compensation.

The following factors should be considered:

      1. Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

      2. Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

      3. The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

2. AUDITORS

--------------------------------------------------------------------------------
Ratifying Auditors
--------------------------------------------------------------------------------

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

      Vote Recommendation

                                           Vote FOR proposal to ratify auditors.

The following factors should be considered:

      1. Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

      2. Sometimes it may be germane for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

      3. If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, then in this case vote AGAINST ratification.

3. TENDER OFFER DEFENSES

--------------------------------------------------------------------------------
Poison Pills
--------------------------------------------------------------------------------

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer's equity in the target company, b) dilute the acquirer's voting interests in the target company, or c) dilute the acquirer's equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.

      Vote Recommendation

                                              Vote FOR shareholder
                                              proposals asking that a
                                              company submit its poison
                                              pill for shareholder
                                              ratification.

                                              Vote on a CASE-BY-CASE basis
                                              regarding shareholder proposals to
                                              redeem a company's poison pill.

                                              Vote on a CASE-BY-CASE basis
                                              regarding management proposals to
                                              ratify a poison pill.

--------------------------------------------------------------------------------
Greenmail
--------------------------------------------------------------------------------

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company.
Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company's name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

      Vote Recommendation

                                                     Vote FOR proposals to adopt
                                                     anti Greenmail or bylaw
                                                     amendments or otherwise
                                                     restrict a company's
                                                     ability to make Greenmail
                                                     payments

                                                     Vote on a CASE-BY-CASE
                                                     basis regarding
                                                     anti-Greenmail proposals
                                                     when they are bundled with
                                                     other charter or bylaw
                                                     amendments.

The following factors should be considered:

      1. While studies by the SEC and others show that Greenmail devalues the company's stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

--------------------------------------------------------------------------------
Supermajority Vote
--------------------------------------------------------------------------------

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.


         Vote Recommendations

                                              Vote AGAINST management
                                              proposals to require a
                                              Supermajority shareholder
                                              vote to approve mergers and
                                              other significant business
                                              combinations.

                                              Vote FOR shareholder proposals to
                                              lower Supermajority vote
                                              requirements for mergers and other
                                              significant business combinations.

The following factors should be considered:

      1. Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

      2. Supermajority vote may make action all but impossible.

      3. Supermajority requirements are counter to the principle of majority rule.

4. MERGERS AND CORPORATE RESTRUCTURING

--------------------------------------------------------------------------------
Changing Corporate Name
--------------------------------------------------------------------------------

This proposal seeks shareholder approval to change the corporation's name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

      Vote Recommendation

                                           Vote FOR changing the corporate name.

The following factors should be considered:

      1. A name of a corporation symbolizes its substance.

      2. There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

      3. The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

--------------------------------------------------------------------------------
Reincorporation
--------------------------------------------------------------------------------

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company's most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware's state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.

      Vote Recommendation

                                                     Vote on a CASE-BY-CASE
                                                     basis, carefully reviewing
                                                     the new state's laws and
                                                     any significant changes the
                                                     company makes in its
                                                     charter and by-laws.

The following factors should be considered:

      1. The board is in the best position to determine the company's need to incorporate.

      2. Reincorporation may have considerable implications for shareholders, affecting a company's takeover defenses, its corporate structure or governance features.

      3. Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

5. PROXY CONTEST DEFENSES

--------------------------------------------------------------------------------
Board Structure: Staggered vs. Annual Elections
--------------------------------------------------------------------------------

A company that has classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

      Vote Recommendation

                                                     Vote AGAINST proposals to
                                                     classify the board. Vote
                                                     FOR proposals to repeal
                                                     classified boards and to
                                                     elect all directors
                                                     annually.

The following factors should be considered:

      1. The annual election of directors provides an extra check on management's performance. A director who is doing a good job should not fear an annual review of his/her directorship.

--------------------------------------------------------------------------------
Cumulative Voting
--------------------------------------------------------------------------------

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called "one share, one vote" standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

      Vote Recommendation

                                                     Vote AGAINST proposals that
                                                     permit cumulative voting.

The following factors should be considered:

      1. Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

      2. Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

      3.    Cumulative voting can allow a minority to have representation.

      4. Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders' best interests.

Shareholders' Ability to Call Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

      Vote Recommendation

                                                     Vote AGAINST proposals to
                                                     restrict or prohibit
                                                     shareholder ability to call
                                                     special meetings.

                                                     Vote FOR proposals
                                                     that remove restrictions
                                                     on the right of
                                                     shareholders to act
                                                     independently of
                                                     management.

6. MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

--------------------------------------------------------------------------------
Confidential Voting
--------------------------------------------------------------------------------

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

      Vote Recommendation

                                                     Vote FOR shareholder
                                                     proposals requesting that
                                                     corporations adopt
                                                     confidential voting.

                                                     Vote FOR management
                                                     proposals to adopt
                                                     confidential voting.

The following factors should be considered:

      1. Some shareholders elect to have the board not know how they voted on certain issues.

      2. Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

      3. Confidential voting is an important element of corporate democracy which should be available to the shareholder.

--------------------------------------------------------------------------------
Shareholder Advisory Committees
--------------------------------------------------------------------------------

These proposals request that the corporation establish a shareholder advisory committee to review the board's performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

      Vote Recommendation

                                             Vote AGAINST proposals to establish
                                             a shareholder advisory committee.

The following factors should be considered:

      1. Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

      2. Adding another layer to the current corporate governance system would be expensive and unproductive.

--------------------------------------------------------------------------------
Foreign Corporate Matters
--------------------------------------------------------------------------------

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

      Vote Recommendation

                                                     Vote FOR proposals that
                                                     concern foreign companies
                                                     incorporated outside of the
                                                     United States.

The following factors should be considered:

      1. The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

      2. The board of directors is well-positioned to determine whether or not these types of actions are in the best interest of the corporation's shareholders.

--------------------------------------------------------------------------------
Government Service List
--------------------------------------------------------------------------------

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

      Vote Recommendation

                                                     Vote AGAINST these
                                                     proposals which a request a
                                                     list of employees having
                                                     been employed by the
                                                     government.

The following factors should be considered:

      1. For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

      2. Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

      3. Additional disclosure would be an unreasonable invasion of such individual's privacy.


7. SOCIAL AND ENVIRONMENTAL ISSUES

--------------------------------------------------------------------------------
Energy and Environmental issues
(CERES Principles)
--------------------------------------------------------------------------------

CERES proposals ask management to sign or report on progress toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

      Vote Recommendation

                                          Vote AGAINST proposals requesting that
                                          companies sign the CERES Principles.

The following factors should be considered:

      1. We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

--------------------------------------------------------------------------------
Northern Ireland
(MacBride Principles)
--------------------------------------------------------------------------------

It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

      Vote Recommendation

                                                     ABSTAIN from voting on
                                                     proposals that request
                                                     companies to adopt the
                                                     MacBride Principles.

The following factors should be considered:

      1. We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

      2. We do not believe a concrete business case has been made for this proposal. KBWAM intends to abstain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers' status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

--------------------------------------------------------------------------------
Maquiladora Standards and
International Operations and Policies
--------------------------------------------------------------------------------

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

                                                     ABSTAIN from providing a
                                                     vote recommendation on
                                                     proposals regarding the
                                                     Maquiladora Standards and
                                                     international operating
                                                     policies.

The following factors should be considered:

      1. We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

      2. We do not believe that a concrete business case has been made for these proposals. KBWAM intends to abstain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers' securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

--------------------------------------------------------------------------------
Equal Employment Opportunity And Discrimination
--------------------------------------------------------------------------------

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

      Vote Recommendation

                                                     ABSTAIN from voting on any
                                                     proposals regarding equal
                                                     employment opportunities
                                                     and discrimination.

The following factors should be considered:

      1. We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

--------------------------------------------------------------------------------
Animal Rights
--------------------------------------------------------------------------------

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

      Vote Recommendation

                                        ABSTAIN from making vote recommendations on proposals regarding animal rights.

The following factors should be considered:

      1. Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

      2. We also feel that this issue is already subject to significant state and federal regulation.

8. CAPITAL STRUCTURE

--------------------------------------------------------------------------------
Common Stock Authorization
--------------------------------------------------------------------------------

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation's best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation's direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

      Vote Recommendation

                                                     Vote Case-By-Case on
                                                     proposals increase the
                                                     number of shares of common
                                                     stock authorized for issue.

                                                     Vote AGAINST proposed
                                                     common share authorization
                                                     that increase existing
                                                     authorization by more then
                                                     100 percent unless a clear
                                                     need for the excess shares
                                                     is presented by the
                                                     company.

The following factors should be considered:

      1. Is this company going to make frequent business acquisitions over a period of time?

      2.    Is the company expanding its operations?

      3. Within the company, are there any debt structuring or prepackaged bankruptcy plans?

--------------------------------------------------------------------------------
Blank Check Preferred Stock
--------------------------------------------------------------------------------

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

      Vote Recommendation

                                                     Vote AGAINST proposals
                                                     authorizing the creation of
                                                     new classes of preferred
                                                     stock with unspecified
                                                     voting, conversion,
                                                     dividend distribution, and
                                                     other rights.

The following factors should be considered:

      1. Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

Preemptive Rights

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

      Vote Recommendation

                                                      Vote AGAINST proposals
                                                      seeking preemptive rights.

The following factors should be considered:

      1. The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

      2. Preemptive rights are not necessary for the shareholder in today's corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.


--------------------------------------------------------------------------------
Stock Distributions:  Splits and Dividends
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Stock Splits
--------------------------------------------------------------------------------

The corporation requests authorization for a stock split.

      Vote Recommendation
                                                     Vote FOR management
                                                     proposal to authorize stock
                                                     splits unless the split
                                                     will result in an increase
                                                     of authorized but unissued
                                                     shares of more than 100%
                                                     after giving effect to the
                                                     shares needed for the
                                                     split.

Reverse Stock Splits

      Vote Recommendation

                                                     Vote FOR management
                                                     proposal to authorize
                                                     reverse stock split unless
                                                     the reverse stock split
                                                     results in an increase of
                                                     authorized but unissued
                                                     shares of more than 100%
                                                     after giving effect to the
                                                     shares needed for the
                                                     reverse split.

--------------------------------------------------------------------------------
Adjustments to Par Value of Common Stock
--------------------------------------------------------------------------------

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

      Vote Recommendation

                                           Vote FOR management proposals to
                                           reduce the par value of common stock.

The following factors should be considered:

      1. State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

      2. A corporation may be unable to raise capital if the par value is overstated.

--------------------------------------------------------------------------------
Debt Restructurings
--------------------------------------------------------------------------------

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

      Vote Recommendation

                                           It is our policy to vote CASE-BY-CASE
                                           on debt restructuring

The following factors should be considered:

      1. Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

      2. Change in Control - Will the transaction result in a change of control of the company?

      3. Bankruptcy - Is the threat of bankruptcy, which would result if severe losses in shareholder value, the main factor driving the debt restructuring?

9. EXECUTIVE AND DIRECTOR COMPENSATION

--------------------------------------------------------------------------------
Director Compensation
--------------------------------------------------------------------------------

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

      Vote Recommendation

                                                    Vote on a CASE-BY-CASE basis
                                                    for director compensation.

The following factors should be considered:

      1. As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

--------------------------------------------------------------------------------
Shareholder Proposal to Limit Executive and Director Pay
--------------------------------------------------------------------------------

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.

      Vote Recommendation

                                                    Vote on a CASE-BY-CASE basis

The following factors should be considered:

      1. Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

--------------------------------------------------------------------------------
Employee Stock Ownership Plans (ESOPs)
--------------------------------------------------------------------------------

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

      Vote Recommendation

                                                     Vote FOR proposals to adopt
                                                     share-based compensation
                                                     plans when the following
                                                     items are involved:

      1. The exercise price for stock options is less than 85% of fair market value on the date of the grant.

      2. It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

      3. The shares for issue exceed 8% of the company's outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

      4. Vote AGAINST proposals adopting share-based compensation plans that involve re-load options (new options issued for any exercised).

      5. The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

--------------------------------------------------------------------------------
Options Expensing
--------------------------------------------------------------------------------

Shareholders proposal to expense options.

Vote Recommendation
                                                    It is our policy to vote FOR
                                                    proposals to expense options

--------------------------------------------------------------------------------
Golden Parachutes
--------------------------------------------------------------------------------

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee's annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

      Vote Recommendation

                                                     Vote FOR proposals which
                                                     seek to limit additional
                                                     compensation payments.

                                                     Vote FOR shareholder
                                                     proposals to have golden
                                                     parachutes submitted for
                                                     shareholder ratification.

The following factors should be considered:

      1. The stability of management may be affected by an attempted acquisition of the corporation.

      2. There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

--------------------------------------------------------------------------------
Proposal to Ban Golden Parachutes
--------------------------------------------------------------------------------

Based on the foregoing information:

      Vote Recommendation

                                            We are FOR this proposal, which
                                            essentially bans golden parachutes,
                                            because we feel management's
                                            compensation should be solely based
                                            on real-time contributions to the
                                            corporation while they are serving
                                            it. Deferred current compensation
                                            is viewed differently than future,
                                            contingent compensation for current
                                            services.

--------------------------------------------------------------------------------
Outside Directors' Retirement Compensation
--------------------------------------------------------------------------------

We believe that directors should only be compensated while serving the company.

      Vote Recommendation

                                            Vote AGAINST proposals establishing
                                            outside directors' retirement
                                            compensation.
                                            Vote FOR proposals that revoke
                                            outside directors' retirement
                                            compensation.

10. STATE OF INCORPORATION

--------------------------------------------------------------------------------
Control Share Acquisition Statutes
--------------------------------------------------------------------------------

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

      Vote Recommendation

                                                     Vote AGAINST proposals
                                                     which request the board to
                                                     seek shareholder approval
                                                     before committing to an
                                                     acquisition.

The following factors should be considered:

      1. These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

      2.    Conforming to these requirements can be expensive.

      3. The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

      4. The threshold levels usually imposed by these proposals are much more stringent than required by law.

--------------------------------------------------------------------------------
Opt-Out of State Takeover Statutes
--------------------------------------------------------------------------------

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company's stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.


         Vote Recommendation

                                                      Vote on a CASE-BY-CASE
                                                      basis for these proposals.

The following factors should be considered:

      1. It is the directors' responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

      2. Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

      3. These statutes strengthen the board's ability to deal with potential buyers on fair and reasonable terms.

      4. Shareholders should have the final say on whether the company should be merged or acquired.

--------------------------------------------------------------------------------
Corporate Restructuring, Spin-Offs Asset Sales, Liquidations
--------------------------------------------------------------------------------

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a case by case basis.

11. CONFLICTS OF INTEREST

--------------------------------------------------------------------------------
Conflicts
--------------------------------------------------------------------------------

KBWAM will maintain a list of those companies which issue publicly traded securities and with which affiliates of KBWAM and its parent company, Keefe Bruyette & Woods, have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between KBWAM and its clients.

The term "conflict of interest" refers to a situation in which affiliates of KBWAM and its parent company, Keefe Bruyette & Woods, have a financial interest in a matter presented by a proxy other than the obligation KBWAM incurs as investment adviser and any other client which may compromise KBWAM's freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

1. Companies affiliated with directors of KBWAM, Keefe Bruyette & Woods or their affiliates;

2. Companies affiliated with officers of KBWAM, Keefe Bruyette & Woods or their affiliates; and

3. Companies that maintain significant business relationships with KBWAM or Keefe Bruyette & Woods or their affiliates, or with which KBWAM or Keefe Bruyette & Woods or their affiliate is actively seeking a significant business relationship.

Proxies that are received from companies on the list will be directed by the designated employee to the Proxy Committee for its reviews and consideration. The Proxy Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, KBWAM's commitment to vote proxies in the best interests of client accounts, how the proxy will be voted.

[If it is appropriate to do so, the Proxy Committee will follow the ISS Proxy Voting Guidelines recommendation when a potential of conflict of interest exists in order to act in the best interests of KBWAM's clients and account beneficiaries.] In rare instances, the Proxy Committee may decline to vote the proxy when the cost of addressing the potential conflict of interest is greater than the benefit to the funds or any other clients of voting the proxy.

All votes submitted by KBWAM on behalf of its clients are not biased in any way by other clients of KBWAM. For example, the fact that XYZ Corporation is a client of KBWAM does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client's stock).

12. Corporate Governance Committee
and Proxy Managers

--------------------------------------------------------------------------------
Corporate Governance Committee
--------------------------------------------------------------------------------

The Corporate Governance Committee is responsible for the maintenance of the Proxy voting policies and procedures and will determine whether any conflict between the interest of clients and KBWAM in voting proxies is material. The
Corporate Governance Committee includes the following: [        ]

--------------------------------------------------------------------------------
PROXY MANAGERS
--------------------------------------------------------------------------------

The proxy manager for KBWAM is Michael O'Brien. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by-case basis.

                              KBW Asset Management
                       Proxy Voting Policy and Procedures

I.    General Policy

         Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When KBW Asset Management ("KBWAM") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

      When voting proxies for client accounts, KBWAM's primary objective is to make voting decisions in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, KBWAM will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide a KBWAM with a statement of proxy voting policy. In these situations, KBWAM will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of KBWAM.

II.   Procedures for Voting Proxies

      These procedures are adopted by KBWAM pursuant to the policy cited above and are hereby delegated to the Proxy Manager. These procedures will be reviewed on a yearly basis and such changes as KBWAM believes are necessary to maintain compliance with applicable federal securities regulations will be adopted.(1)

      If, in its sole discretion, KBWAM believes it is appropriate to do so, KBWAM may employ an independent service provider that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. These services may include in-depth research, issuer analysis, and voting recommendations as well as vote execution, reporting, and recordkeeping.

      A. Evaluation and Voting

      The Proxy Manager shall designate one or more employees of KBWAM (each a "designated employee") to review each proxy received by KBWAM for which KBWAM has the responsibility to vote and to ensure that all proxies are voted according to KBWAM's guidelines.

      The designated employee will review the proxy to determine whether the KBWAM proxy voting manual proscribes how the issue presented is to be voted.

      1. If the proxy voting manual proscribes how the issue is to be voted, the designated employee shall inform the Proxy Manager who will vote the proxy in accordance with the proxy voting manual.

      2. If the proxy voting manual is silent as to the issue in question, and there is no conflict of interest, the designated employee shall inform the Proxy Manager, who will vote the Proxy in accordance with the best interests of the clients, as determined by the Proxy Manager, in its sole discretion.

-------------
(1) Including Rule 206(4)-6 under the Investment Advisers Act of 1940.

            (a) KBWAM believes that voting proxies in accordance with the following guidelines is in the best interest of its clients.

                  (i) Generally, KBWAM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated) and selection of auditors.

                  (ii) Generally, KBWAM will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be over represented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

      3. KBWAM will vote Proxies that present a potential conflict of interest in accordance with the procedures set forth below.

      B.    Conflicts of Interest

      1. Definition of Conflict of Interest - The term "conflict of interest" refers to a situation in which KBWAM, has a financial interest in a matter presented by a proxy, which may compromise KBWAM's freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

            (a)   Companies affiliated with directors of KBWAM;

            (b)   Companies affiliated with officers of KBWAM; and

            (c) Companies that maintain significant business relationships with KBWAM, or with which KBWAM, is actively seeking a significant business relationship.

      A situation in which KBWAM has a financial interest in a matter presented for proxy would not present a conflict of interest, if the financial interest is solely by reason of KBWAM's role as investment adviser.

      KBWAM does not consult with, or keep track of the business relations or affiliations of its parent company. Further, KBWAM does not communicate to its parent company any issues regarding Proxy voting. Accordingly, issues affecting affiliates of KBWAM, are not considered conflicts of interest unless such conflicts are specifically known to KBWAM.

      2. Procedures of Conflicts - KBWAM will maintain a list of those companies which issue publicly traded securities and with which KBWAM, has such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between KBWAM and its clients.

            (a) Proxies that are received from companies on the list will be identified by the designated employee as posing a potential conflict of interest. This examination will include a review of the relationship of KBWAM with the issuer and the nature of the potential conflict.

            (b) If a material conflict exists, the designated employee will direct the Proxy to the Proxy Manager, who will determine whether voting in accordance with the proxy voting guidelines and factors described above is in the best interest of the client. The Proxy Manager will ensure that all proposals are voted in the best interest of the client by having all material conflicts reviewed by a proxy voting committee consisting of the Proxy Manager and two Portfolio Managers.

      All votes submitted by KBWAM on behalf of its clients are not biased in any way by other clients of KBWAM. For example, the fact that XYZ Corporation is a client of KBWAM does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client's stock).

      C.    Reporting and Disclosure for KBWAM

      KBWAM shall disclose. within its Form ADV how other clients can obtain information on how their securities were voted. KBWAM shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

      D.    Recordkeeping

      KBWAM shall retain records relating to the voting of proxies, including:

      1. A copy of this proxy voting policy and procedures and Proxy Voting Guidelines relating to the voting of proxies.

      2. A copy of each proxy statement received by KBWAM regarding portfolio securities in KBWAM client accounts.

      3.    A record of each vote cast by KBWAM on behalf of a client.

      4. A copy of each written client request for information on how KBWAM voted proxies on behalf of the client account, and a copy of any written response by KBWAM to the client account.

      5. A copy of any document prepared by KBWAM that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

      These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of KBWAM.

      Proxy Manager Members

      Michael O'Brien

      Designated Employees (to review each proxy received by KBWAM for which KBWAM has the responsibility to vote and to ensure that all proxies are voting according to KBWAM's guidelines):

                                               Michael O'Brien

                       KILKENNY CAPITAL MANAGEMENT, L.L.C.
                      STATEMENT OF POLICIES AND PROCEDURES
                            RELATING TO PROXY VOTING

      Set forth below are the policies and procedures of Kilkenny Capital Management, L.L.C. (the "Firm") with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

      Some of the terms used herein regarding proxy voting have the following definitions:

      "Client Account" means any client or investment fund as to which or for whom the Firm provides investment advisory services.

      "Discretionary Account" means any Client Account with respect to which that client has granted the Firm (a) discretionary proxy voting authority, or
(b) discretionary investment authority without expressly retaining proxy voting authority. All investment funds are Discretionary Accounts.

      "Non-Discretionary Account" means any Client Account with respect to which that client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

      "Proxy Control Officer" means Christopher N. Wood.

A.    Discretionary Accounts.

      The Firm will instruct each custodian for a Discretionary Account to deliver to the Firm all proxy solicitation materials received with respect to that Discretionary Account. The Firm will review the securities held in its Discretionary Accounts on a regular basis to confirm that the Firm receives copies of all proxy solicitation materials concerning such securities. The Firm will mark each proxy solicitation with the date it is received by the Firm.

      The Firm will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts. The Proxy Control Officer will make all voting decisions on behalf of a Discretionary Account based solely on the Proxy Control Officer's determination of the best interests of that Discretionary Account. The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

      The Proxy Control Officer may designate an appropriate employee of the Firm to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

      1. Company Information. The Firm will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account. The Firm will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when the Firm considers it appropriate and when it is reasonably available.

      2.    Proxy Voting Policies.

            a. The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

            (i) the proposal has a positive economic effect on shareholder value;

            (ii) the proposal poses no threat to existing rights of shareholders;

            (iii) the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

            (iv) the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

            b. The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

            (i) the proposal has an adverse economic effect on shareholder value;

            (ii) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

            (iii) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

            (iv) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

            (v) the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

         c. The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

      3. Conflicts of Interest. Due to the size and nature of the Firm's operations and the Firm's limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with section 2(b). Under no circumstances will the Firm place its own interests ahead of the interests of its Discretionary Accounts in voting proxies.

      If the Firm determines that the proxy voting policies in section 2(b) do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that client of the actual or potential conflict of interest and of the Firm's intended response to the proxy request (which response will be in accordance with the policies set forth in section 2(b)), and request that the client consent to the Firm's intended response. If the client consents to the Firm's intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the client objects to the Firm's intended response, the Firm will vote the proxy as directed by the client.

      4. Shareholder Proposals by the Firm. The Firm will submit a shareholder proposal on behalf of an investment fund only if the Firm believes that the proposal would provide a substantial overall benefit to the investment fund. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account client or with that client's prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with sections 2(b) and (c), unless otherwise directed by the Discretionary Account.

      5. Proxy Vote Summaries. At the request of a Discretionary Account client, the Firm will provide that client with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by the client and action taken by the Firm on each such proxy.

B.    Non-Discretionary Accounts.

      The Firm promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate client. The Firm will vote any such proxy as directed by that client. At a client's request, the Firm may, but is not obligated to, advise that client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any client unless such advice has been approved by the Proxy Control Officer.

C.    Records.

      The Firm will keep a copy of (1) each proxy statement it receives regarding securities held in Discretionary Accounts, (2) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (3) any document created by the Firm that is material to the Firm's decision on voting a proxy or that describes the basis for that decision, (4) each written request from a Discretionary Account client for information about how the Firm votes proxies and (5) each written response by the Firm to any oral or written request from a

Discretionary Account client for such information. The Firm may delegate to a third party the duty to keep the records identified in clauses (1) and (2) of the preceding sentence, if that third party agrees to furnish such records to the Firm promptly on request. Each such record will be maintained by the Firm or such third party for at least five years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm's office. The Firm may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC's EDGAR system.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not yet applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Advantage Advisers Multi Sector Fund I

By (Signature and Title)*  /s/ Bryan McKigney
                           Bryan McKigney, Chief Executive Officer
                           (principal executive officer)

Date December 2, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Bryan McKigney
                           Bryan McKigney, Chief Executive Officer
                           (principal executive officer)

Date December 2, 2004

By (Signature and Title)*  /s/ Lenard Brafman
                           Lenard Brafman, Chief Financial Officer
                           (principal financial officer)

Date December 2, 2004

* Print the name and title of each signing officer under his or her signature.